UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

CCUR HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY – SUBJECT TO COMPLETION

In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, as amended, please be advised that CCUR Holdings, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about October 19, 2020.

CCUR HOLDINGS, INC.

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

CCUR HOLDINGS, INC.

6470 East Johns Crossing, Suite 490

Duluth, Georgia 30097

(770) 305-6434

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

You are cordially invited to participate in the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of CCUR Holdings, Inc. (“CCUR”) to be held at 9:00 a.m., Eastern Time, on, November 30, 2020 via live webcast at www.virtualshareholdermeeting.com/CCUR2020. The Annual Meeting is being held to consider and act upon the following matters:

1)	To elect the three directors nominated by the Board of Directors to serve until the 2021 Annual Meeting of Stockholders;
2)	To ratify the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for the fiscal year ending June 30, 2021;
3)	To approve, on an advisory basis, CCUR’s named executive officer compensation in the fiscal year ended June 30, 2020;
4)	To approve the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits; and
5)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote “FOR” Items 1, 2, 3 and 4. The proxy holders will use their discretion to vote on other matters that may properly arise at the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors established October 9, 2020 as the record date for the determination of stockholders entitled to receive notice of and vote at the Annual Meeting. Only stockholders of record of CCUR’s common stock as of the close of business on that date will be entitled to vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CCUR2020.

Your vote is important. To be sure your shares are voted at the Annual Meeting, even if you plan to participate in the meeting remotely via live webcast, please follow the instructions provided to you and vote your shares today. This will not prevent you from voting your shares during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CCUR2020. Your cooperation is appreciated since a majority of the outstanding shares of CCUR’s common stock entitled to vote must be represented, either by participating remotely via live webcast or by proxy, to constitute a quorum.

We look forward to meeting with you on November 30, 2020.

By Order of the Board of Directors,

Igor Volshteyn
Chief Operating Officer and President
Duluth, Georgia
October 9, 2020

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders To Be Held on November 12, 2020:

The Notice of 2020 Annual Meeting of Stockholders and Proxy Statement and
the Annual Report on Form 10-K for the fiscal year ended June 30, 2020 are available at www.proxyvote.com.

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CCUR HOLDINGS, INC.

6470 East Johns Crossing, Suite 490

Duluth, Georgia 30097

(770) 305-6434

PROXY STATEMENT

The Board of Directors of CCUR Holdings, Inc. (herein referred to by terms such as “we,” “us,” “our,” “CCUR” or the “Company”) is providing these materials to you in connection with the 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m., Eastern Time, on Monday, November 30, 2020 via live webcast at www.virtualshareholdermeeting.com/CCUR2020. Your proxy is solicited by CCUR’s Board of Directors (the “Board”) on behalf of CCUR.

GENERAL INFORMATION

Why did I receive these materials?

You received these materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement describes in detail issues on which we would like you, our stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

What is a proxy?

The Board is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted in accordance with the stockholder’s specific voting instructions.

Why did I receive a one-page notice regarding Internet availability of proxy materials instead of a full set of proxy materials?

The Securities and Exchange Commission rules and regulations (the “SEC rules”) allow companies to choose the method for delivery of proxy materials to stockholders. For most stockholders, the Company has elected to mail a notice regarding the availability of proxy materials on the Internet (the “Notice of Internet Availability”), rather than sending a full set of these materials in the mail. The Notice of Internet Availability, or a full set of the proxy materials (including the Proxy Statement and form of proxy), as applicable, was sent to stockholders beginning October      , 2020, and the proxy materials were posted on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Annual Reports,’ and on the website referenced in the Notice of Internet Availability on the same day. Utilizing this method of proxy delivery expedites receipt of proxy materials by the Company’s stockholders and lowers the cost of the Annual Meeting. If you would like to receive a paper or e-mail copy of the proxy materials, you should follow the instructions in the Notice of Internet Availability for requesting a copy.

What is included in these materials?

These materials include:

•	the Notice of 2020 Annual Meeting of Stockholders and Proxy Statement; and

•	the Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (“Fiscal Year 2020”), which contains the Company’s audited consolidated financial statements.

If you received a paper copy of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

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What items will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

•	the election of the three directors nominated by the Board to serve until the 2021 Annual Meeting of Stockholders;

•	the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for the fiscal year ending June 30, 2021 (“Fiscal Year 2021”);

•	the approval, on an advisory basis, of CCUR’s named executive officer compensation in Fiscal Year 2020; and

•	the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits.

The Board is not aware of any other matters to be brought before the Annual Meeting. If other matters are properly raised at the Annual Meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” the election of each of the three directors nominated by the Board to serve until the 2021 Annual Meeting of Stockholders;

•	“FOR” the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2021;

•	“FOR” the approval, on an advisory basis, of CCUR’s named executive officer compensation in Fiscal Year 2020; and

•	“FOR” the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits.

Who can participate in the Annual Meeting?

The Annual Meeting will be held exclusively via live webcast. Participation in the Annual Meeting is limited to:

•	stockholders of record as of the close of business on October 9, 2020;

•	holders of valid proxies for the Annual Meeting; and

•	invited guests.

To participate in the Annual Meeting via live webcast, you will need the control number included on your Notice, proxy card or voting instruction form.

When is the record date and who is entitled to vote?

The Board set October 9, 2020 as the record date. As of the record date, 8,972,524 shares of common stock, $0.01 par value per share, of CCUR were issued and outstanding. Stockholders are entitled to one vote per share of common stock outstanding on the record date on any matter properly presented at the Annual Meeting.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of CCUR’s common stock is reflected directly on the books and records of the Company’s transfer agent, American Stock Transfer & Trust Company, LLC. If you hold common stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in street name and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. CCUR only has access to ownership records for the registered shares.

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How do I vote?

You may vote by any of the following methods:

•	Remotely. Stockholders of record and beneficial owners of shares held in street name may participate in the Annual Meeting via live webcast and cast their vote online during the meeting prior to the closing of the polls by visiting www.virtualshareholdermeeting.com/CCUR2020.

•	By telephone or via the Internet. Stockholders of record may vote by proxy, by telephone or via the Internet, by following the instructions included in the proxy card or Notice of Internet Availability provided or the instructions you receive by e-mail. If you are a beneficial owner of shares held in street name, your ability to vote by telephone or via the Internet depends on the voting procedures of the stockholder of record (e.g., your bank, broker or other nominee). Please follow the instructions included in the voting instruction form or Notice of Internet Availability provided to you by the stockholder of record.

•	By mail. Stockholders of record and beneficial owners of shares held in street name may vote by proxy by completing, signing, dating and returning the proxy card or voting instruction form provided.

How can I revoke my proxy or change my vote?

Stockholders of record. You may revoke your proxy or change your vote at any time prior to the taking of the vote at the Annual Meeting by (i) submitting a written notice of revocation to the Company’s Corporate Secretary at CCUR Holdings, Inc., 6470 East Johns Crossing, Suite 490, Duluth, Georgia 30097; (ii) delivering a proxy bearing a later date using any of the voting methods described in the immediately preceding Q&A, including by telephone or via the Internet, and until the applicable deadline for each method specified in the accompanying proxy card or Notice of Internet Availability; or (iii) participating in the Annual Meeting via live webcast and voting online during the meeting prior to the closing of the polls. Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you vote online during the meeting prior to the closing of the polls. For all methods of voting, the last vote cast will supersede all previous votes.

Beneficial owners of shares held in street name. You may revoke or change your voting instructions by following the specific instructions provided to you by the stockholder of record (e.g., your bank, broker or other nominee).

What happens if I vote by proxy and do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you vote by proxy, by telephone, via the Internet or by returning a properly executed and dated proxy card by mail, without providing specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is referred to as a “broker non-vote.”

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The election of directors, the advisory vote to approve CCUR’s named executive officer compensation in Fiscal Year 2020 and the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits are “non-routine” matters. Consequently, without your voting instructions, the organization that holds your shares cannot vote your shares on these proposals. The ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2021 is considered a “routine” matter.

What is the voting requirement to approve each of the proposals?

•	Election of Directors. Directors shall be elected by a plurality of the votes cast. As a result, the three director nominees receiving the highest number of affirmative votes will be elected as directors. There is no cumulative voting with respect to the election of directors.

•	Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2021 requires the affirmative vote of a majority of the votes cast affirmatively or negatively.

•	Advisory Vote to Approve Named Executive Officer Compensation. Advisory approval of CCUR’s named executive officer compensation in Fiscal Year 2020 requires the affirmative vote of a majority of the votes cast affirmatively or negatively.

•	Approval of the Amendment to CCUR’s Restated Certificate of Incorporation. Approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits requires the affirmative vote of a majority of the outstanding shares of CCUR’s common stock.

•	Other Items. Approval of any other matters requires the affirmative vote of a majority of the votes cast affirmatively or negatively.

What is the quorum for the Annual Meeting? How are “withhold” votes, abstentions and broker non-votes treated?

The presence, by remote participation via live webcast or by proxy, of the holders of a majority of the outstanding shares entitled to vote is necessary for the transaction of business at the Annual Meeting. Your shares are counted as being present if you participate remotely via live webcast or vote by telephone, via the Internet or by returning a properly executed and dated proxy card or voting instruction form by mail. “Withhold” votes, abstentions and broker non-votes are counted as present for the purpose of determining a quorum for the Annual Meeting.

With respect to the election of directors, only “for” and “withhold” votes may be cast. Broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of director nominees. “Withhold” votes will also have no effect on the election of director nominees.

With respect to the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2021 and the approval, on an advisory basis, of CCUR’s named executive officer compensation in Fiscal Year 2020, you may vote “for” or “against” these proposals, or you may “abstain” from voting on these proposals. Abstentions and broker non-votes are not considered votes cast for the foregoing purposes and will have no effect on the outcome of these proposals. As discussed above, because the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2021 is considered a “routine” matter, we do not expect any broker non-votes with respect to this proposal.

With respect to the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits, you may vote “for” or “against” this proposal, or you may “abstain” from voting on this proposal. Abstentions and broker non-votes will have the same effect as votes “against” this proposal.

Who are the proxy holders and how will they vote?

The persons named as attorneys-in-fact in the proxies, Igor Volshteyn and Matthew Geritsen, were selected by the Board and are officers of the Company. If you are a stockholder of record and you return a properly executed and dated proxy card but do not provide specific voting instructions, your shares will be voted on the proposals as follows:

•	“FOR” the election of each of the three directors nominated by the Board to serve until the 2021 Annual Meeting of Stockholders;

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•	“FOR” the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2021;

•	“FOR” the approval, on an advisory basis, of CCUR’s named executive officer compensation in Fiscal Year 2020; and

•	“FOR” the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of CCUR’s tax benefits.

If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted on such matters in the discretion of the proxy holders.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary or final voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the completion of the meeting.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The table below provides information about the beneficial ownership of CCUR’s common stock as of October 9, 2020, by each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock as well as by each director, director nominee and named executive officer and by all directors and executive officers as a group. In computing the number of shares beneficially owned by a person and the ownership percentage of that person, shares deemed outstanding include shares of CCUR’s common stock subject to stock options held by that person that are currently exercisable or exercisable within 60 days of October 9, 2020. However, these shares are not deemed outstanding for the purposes of computing the ownership percentage of any other person. The ownership percentage is based on 8,972,524 shares of CCUR’s common stock outstanding as of October 9, 2020. Except as otherwise indicated in the footnotes below, each of the persons named in the table has sole voting and investment power with respect to the securities indicated as beneficially owned by such person, subject to community property laws where applicable. Unless otherwise indicated in the footnotes below, the address for each of the beneficial owners is c/o CCUR Holdings, Inc., 6470 East Johns Crossing, Suite 490, Duluth, Georgia 30097.

Name	Number of Shares and Nature of Beneficial Ownership		Ownership Percentage
Principal Stockholders:
JDS1, LLC	3,586,269	(1)	40.3%
Dimensional Fund Advisors LP	597,562	(2)	6.7%
Directors, Director Nominees and Named Executive Officers:
Wayne Barr, Jr.	100,509	(3)	1.1%
David Nicol	22,500		*
Robert Pons	2,500		*
Steven G. Singer	47,500		*
Igor Volshteyn	36,005		*
Directors and executive officers as a group (5 persons)	199,014		2.3%

*       Less than 1%.

(1)	This information is based on a Schedule 13D/A filed with the SEC on February 21, 2019 by JDS1, LLC, whose address is 2200 Fletcher Avenue, Suite 501, Fort Lee, New Jersey 07024.

(2)	This information is based on a Schedule 13G/A filed with the SEC on February 12, 2020 by Dimensional Fund Advisors LP (“Dimensional”), whose address is Building One, 6300 Bee Cave Road, Austin, Texas 78746. The Schedule 13G/A reports that Dimensional has sole voting power over 583,755 shares, shared voting power over no shares, and sole investment power over all of the shares shown. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager or sub-advisor to certain other commingled funds, group trusts and separate accounts (such investment companies, funds, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities of the Company owned by the Funds and may be deemed to be the beneficial owner of these shares. However, all securities reported on the Schedule 13G/A are owned by the Funds, and Dimensional and its subsidiaries disclaim beneficial ownership of all of the shares shown.

(3)	Includes 10,000 shares that Mr. Barr has the right to purchase pursuant to stock options that are currently exercisable.

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ELECTION OF DIRECTORS

(Item 1 of Notice)

The Board currently consists of three members and has determined to nominate those three members for election as directors at the Annual Meeting: David Nicol, Robert Pons and Steven G. Singer. The Board, by resolution in accordance with our Amended and Restated By-laws, has fixed the number of directors to three members as of the Annual Meeting. If elected, each nominee will serve until his term expires at the 2021 Annual Meeting of Stockholders or until his successor is duly elected and qualified. All of the nominees are currently serving as directors and were elected to the Board at the 2019 Annual Meeting of Stockholders except for Robert Pons, who was elected to the Board in June 2020. Mr. Pons was initially identified to the Board as a potential director by a non-management director. Each nominee has agreed to be named in this Proxy Statement and to serve if elected.

Although the Company knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders intend to vote your shares for any substitute nominee proposed by the Board.

The Board determines the independence of its members based on the standards specified by The NASDAQ Stock Market (“NASDAQ”).1 The Board has reviewed all transactions, relationships or arrangements between CCUR and each director (and his immediate family members and affiliates) and the directors’ general business activities to determine compliance with the NASDAQ independence standards. The Nominating Committee considered whether entry of the SeaChange (as defined below) letter of intent (as described below) impaired the independence of members Steven Singer and Robert Pons given their board and familial relationships with SeaChange (defined and described herein in the section titled “Certain Relationships and Related Party Transactions”). The Nominating Committee also considered the familial relationship between Mr. Singer and the principal of the Company’s largest shareholder and Asset Manager (as defined below). The Nominating Committee also considered that the Company’s subsidiary LM Capital Solutions, LLC, in the ordinary course of business, connects syndicate participants with available capital with funders that have established merchant cash advance facilities and are searching for capital to meet merchant demands, including syndicate participants that may be affiliated with family members or affiliates of directors. The Board determined that in any such transaction, the transaction (i) was not material to the Company or the other companies involved, (ii) did not involve a material interest of any of our directors, (iii) was in the ordinary course of business for the companies involved and (iv) were on terms and conditions available to similarly situated participants. Therefore, the Board determined they did not impair such director’s independence. Based on its review, the Board has determined that each of Messrs. Nicol, Pons and Singer is independent.

The Board recommends that you vote “FOR” the election of each of the three nominees for director named in this Proxy Statement. Unless otherwise specified, proxies will be voted “FOR” the election of each of the three nominees for director named in this Proxy Statement.

Nominees for Director

Information on each of the nominees for the Board, including each nominee’s principal occupations and employment for at least the last five years, the names of other publicly held companies for which he serves as a director or has served as a director in at least the last five years, and the experience, qualifications, attributes and skills considered among the most important by our Nominating Committee and the Board in determining that the nominee should serve as a director, is set forth below.

1 While the Company’s stock ceased trading on the NASDAQ Global Market and began trading on the OTCQB Venture Market on March 27, 2018, the Board continues to use the NASDAQ independence standards to assess director independence as a part of its corporate governance program.

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David Nicol. Age 74 and a director since February 2018. Mr. Nicol is a seasoned board director and advisor for technology-based businesses. He currently serves on the board of directors for two private companies and on the board of Evolving Systems, Inc. (NASDAQ:EVOL), a publicly traded company, where he has served on the audit committee since March 2004 and as the committee chairman since January 2011 and on the compensation committee since March 2004 and as the committee chairman since November 2005. Mr. Nicol is an active member of the National Association of Corporate Directors and Financial Executives International. Since 2015, he has been on the faculty in the Finance Department at the Bloch School of Management at the University of Missouri – Kansas City. From February 2012 through July 2015, Mr. Nicol was President and Chief Operations Officer of Strongwatch, Inc., a security innovation company that was subsequently acquired. Prior to that, he was a consultant to several companies, each subsequently acquired by listed companies. From January 2006 through January 2009, Mr. Nicol was Executive Vice President and Chief Financial Officer for Solutionary, Inc., a managed IT security services provider, since acquired by NTT Security. Prior to 2006, Mr. Nicol held numerous senior executive positions focused on operations, strategy, product management and business development at communication and technology service companies, which included Fortune 500 companies as well as smaller earlier stage and growth companies.

We believe that Mr. Nicol’s experience in advising and overseeing complex accounting and financial issues and broad experience advising a diverse group of companies as a director and executive qualify him to serve as a member of the Board.

Robert Pons. Age 64 and a director since June 2020. Mr. Pons was previously a director of the Company from July 2012 to December 2018. Mr. Pons has served as President and Chief Executive Officer of Spartan Advisors, Inc., a management consulting firm specializing in telecom and technology companies, since January 2011. From May 2016 to December 2016, Mr. Pons served as Executive Vice President of PTGi-ICS, a wholly owned subsidiary of HC2 Holdings, Inc. (formerly PTGi Holdings, formerly Primus Telecommunications). From May 2014 until May 2016, he served as Executive President of Business Development of HC2 Holdings, Inc, a diversified holding company with operating subsidiaries primarily in the United States and the United Kingdom. From January 2008 to January 2011, he was Senior Vice President, Capital Markets, at TMNG Global, a global consulting firm to technology, media, communications and financial services companies. Prior to this, Mr. Pons served in a number of senior management roles in technology companies, including Uphonia (formerly SmartServ Online, Inc.), a wireless applications development company, and FreedomPay, a cashless retail payment system vendor. Mr. Pons has served on the board of directors of Seachange International Inc. (NASDAQ:SEAC) since February 2019 and as the Chairman since November 2019. Mr. Pons previously served on the board of directors of Alaska Communications Inc. (NASDAQ: ALSK) from May 2018 to May 2019, Inseego Corp. (NASDAQ: INSG) (formerly Novatel Wireless) from October 2014 to October 2019, HC2 Holdings, Inc. (NYSE: HCHC) from September 2011 to June 2016 and MRV Communications, Inc. (formerly NASDAQ: MRVC) from October 2011 to August 2017. He also previously served on the board of directors of Arbinet, Proxim Wireless, Network-1 Security Systems, DragonWave, Inc. and Live Microsystems, Inc. (formerly Live Wire Mobile, Inc.).

We believe that Mr. Pons’ broad operational executive management and board experience in technology companies and success in strategic activities with various companies qualify him to serve as a member of the Board.

Steven G. Singer. Age 59 and a director since July 2017. Mr. Singer currently serves as a consultant for Remus Holdings, Inc., a closely held investment company, a position he has held since April 2016. From 2000 to 2016, Mr. Singer served as the Chairman and Chief Executive Officer of American Banknote Corporation, a provider of secure financial products and solutions and a public company through 2007. Prior to that, Mr. Singer was Executive Vice President and Chief Operating Officer of Remus Holdings, Inc. from 1994 to 2000. Mr. Singer has served on numerous public and private company boards, including ABNote do Brazil (a publicly traded subsidiary of American Banknote Corporation now operating as Valid SA), CooperVision, Inc., Anacomp, Inc., Motient Corporation (now operating as TerreStar Corporation), Globix Corporation, TVMAX Holdings, Inc. and Galaxy Cable, Inc. (now operating as Galaxy Cablevision). In addition, Mr. Singer served as Chairman of the board of directors of Motient Corporation and Globix Corporation.

We believe that Mr. Singer’s extensive experience as a director and executive in a diverse range of industries, including secure transactions, payment solutions, telecommunications, technology and diversified manufacturing sectors, qualify him to serve as a member of the Board.

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CORPORATE GOVERNANCE AND COMMITTEES OF THE BOARD

CCUR is incorporated under the laws of the State of Delaware and is governed by the Board. As permitted under Delaware law and CCUR’s Restated Certificate of Incorporation and Amended and Restated By-laws, the Board has established and delegated certain authority and responsibility to four standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Asset Management Committee. The Board annually reviews the membership of, and the authority and responsibility delegated to, each committee.

The Board is committed to sound business practices, transparency in financial reporting and effective corporate governance. The Board annually reviews CCUR’s corporate governance policies and practices in light of the requirements of applicable law. The Board meets regularly and no less than twice a year in executive sessions which are comprised of the independent directors only. CCUR has adopted Corporate Governance Guidelines (“Guidelines”), a Business Code of Ethics and Compliance Policies for all employees, a Code of Ethics for Senior Executive and Financial Officers, and an Accounting/Auditing Complaint Policy. CCUR’s Guidelines, codes of ethics and Accounting/Auditing Complaint Policy are available on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Corporate Governance.’ Any amendments to, or waivers from, our Code of Ethics for Senior Executive and Financial Officers (to the extent required to be disclosed pursuant to Form 8-K) will be disclosed on our corporate website, www.ccurholdings.com, promptly following the date of such amendment or waiver. By referring to the Company’s corporate website, www.ccurholdings.com, or any portion thereof, including the Investors page of the Company’s corporate website, the Company does not incorporate its corporate website or its contents into this Proxy Statement.

Board Leadership Structure and the Board’s Role in Risk Oversight

Steven G. Singer currently serves as the non-executive Chairman of the Board. Under our Guidelines and our Amended and Restated By-laws, our Chairman:

•	provides leadership to the Board to ensure that the Board functions in an independent, cohesive fashion;

•	presides at all Board meetings and stockholder meetings, except with respect to executive sessions which are led by one of the independent directors;

•	sees that all orders, resolutions and policies adopted or established by the Board are carried into effect;

•	consults with the Nominating Committee on any changes to committee chairs and membership; and

•	prepares and circulates an agenda for each Board meeting.

Due to the Company’s increased level of operations in Fiscal Year 2020, the Board deemed it appropriate to separate the functions of the Chairman and Chief Executive Officer so that the Chief Executive Officer may focus on the day-to-day management while the Chairman focuses on overall leadership and strategic direction of the Company. During the Leave Period, Mr. Volshteyn performs most of the functions performed by our Chief Executive Officer. The Board currently has three members all of whom are independent directors. We have four standing Board committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Asset Management Committee. We believe that the number of independent, experienced directors that make up the Board benefits the Company and its stockholders.

Under the Guidelines, the Board provides oversight of CCUR’s risk management processes. Pursuant to the Guidelines and the charter of our Audit Committee, the Audit Committee is primarily responsible for reviewing policies with respect to risk assessment and risk management and meeting periodically with management to review CCUR’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Each of the Board committees also considers the risks within its area of responsibilities. For example, in accordance with its charter, our Compensation Committee reviews CCUR’s incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking and periodically considers the relationship between risk management and incentive compensation. The Audit, Compensation and Nominating committees are comprised solely of independent directors, each with a different independent director serving as chair of the committee. We believe that the number of independent, experienced directors that make up our Board, along with the independent oversight of the Board by our non-executive Chairman, benefits our Company and our stockholders.

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Directors

The responsibility of the directors is to provide direction and oversight and to exercise their business judgment to act in what they reasonably believe to be in the best interests of CCUR and its stockholders. In discharging that obligation consistent with their fiduciary duties, directors are entitled to rely on the honesty and integrity of CCUR’s executives and its outside advisors and auditors. Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities with due care. Directors are expected to review in advance any information distributed before meetings.

Board Meeting Attendance

During Fiscal Year 2020, the Board held 10 meetings. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board and committees of the Board on which the director served during Fiscal Year 2020.

The Board has adopted a policy that each director is encouraged to attend CCUR’s regularly scheduled annual meeting of stockholders. All three of the Company’s directors in office at the time, including all of the Company’s current directors who were then directors, attended the 2019 Annual Meeting of Stockholders.

Committees of the Board

The membership of each of the Board’s Audit, Compensation, Nominating and Asset Management Committees is indicated in the following table:

Director	Audit	Compensation	Nominating	Asset Management
David Nicol	Chairman	X	X	X
Robert Pons	X	X	Chairman	X
Steven G. Singer	X	Chairman	X	Chairman

Self-Evaluation

Each year the Board and the Audit, Compensation and Asset Management Committees complete an internal self-evaluation used to assist the Nominating Committee’s review of committee memberships. The self-evaluations are discussed within each committee and then by the Board as a whole, including any areas for improvement.

Stockholder Communications with the Board

We have adopted a formal process for stockholder communications with members of the Board. The process requires CCUR to maintain on its corporate website information explaining that stockholders who wish to communicate directly with the Board may do so by writing the Board as a group or the non-management directors as a group via CCUR’s Corporate Secretary at its corporate headquarters. The policy further provides that the Corporate Secretary shall review all written correspondence received from stockholders and forward such correspondence periodically to the directors. A copy of the procedures for stockholder communication with the Board may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Corporate Governance.’ In addition, employees, customers, stockholders, vendors or partners may also make anonymous reports under CCUR’s Accounting/Auditing Complaint Policy regarding any financial irregularities, fraud, errors or false statements.

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Standing Board Committees

Audit Committee. All of the members of the Audit Committee have been determined by the Board to be independent within the meaning of the SEC rules and the NASDAQ listing standards. Additionally, the Board has determined that Mr. Nicol qualifies as an “audit committee financial expert” pursuant to the SEC rules and the qualifications set forth herein under “Election of Directors—Nominees for Director.” The principal responsibilities of the Audit Committee are:

•	to review CCUR’s financial statements contained in filings with the SEC;
•	to pre-approve all audit and non-audit services to be provided by CCUR’s independent registered public accounting firm;
•	to review matters relating to the examination of CCUR’s financial statements by its independent registered public accounting firm and accounting procedures and controls; and
•	to appoint CCUR’s independent registered public accounting firm.

There were five meetings of the Audit Committee during Fiscal Year 2020. The Audit Committee operates pursuant to a written charter adopted by the Board and reviewed annually. A copy of the charter may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Corporate Governance.’

Compensation Committee. All of the members of the Compensation Committee have been determined by the Board to be independent within the meaning of the SEC rules and the NASDAQ listing standards. If at any time, a member of the Compensation Committee does not satisfy the requirements to be a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), administration of the CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan (the “Stock Plan”) shall be governed by a subcommittee of the members of the Compensation Committee who are non-employee directors, provided that the subcommittee consists of at least two members. The principal responsibilities of the Compensation Committee are:

•	to review and approve/recommend compensation (salary, bonus and long- and short-term incentives) of the Chief Executive Officer and other senior executives;

•	to oversee the administration of CCUR’s incentive compensation plans, equity-based plans and other employee benefit plans, subject to certain limitations;

•	to annually review and approve the annual incentive bonus structure; and

•	to oversee CCUR’s disclosures in the “Compensation Discussion and Analysis” section contained in the Company’s annual meeting proxy statement.

The Chief Executive Officer reports to the Compensation Committee regularly on the results of the evaluations of any named executive officers other than the Chief Executive Officer. In addition to the Chief Executive Officer’s involvement in conducting evaluations and making compensation recommendations for any other named executive officer, our management team and outside consulting firms play an active role in updating the Compensation Committee on the trends and challenges of hiring, retaining and competing for talent. The management team and outside consulting firms periodically suggest alternative forms of compensation or compensation strategies to assist the Compensation Committee in setting compensation packages that will enable us to attract and retain key talent. During the Leave Period, as part of his appointment as interim Chief Operating Officer and President, Mr. Volshteyn performs the duties described above for the Chief Executive Officer. For further information regarding the executive compensation practices, see the “Compensation Discussion and Analysis” section of this Proxy Statement.

The Compensation Committee also reviews director compensation practices, in relation to peer companies and outside advice, and recommends to the Board, as appropriate, revisions to our director compensation program. The Board believes that director compensation should be commensurate with the work required and responsibilities undertaken and should serve to align directors’ interests with the long-term interests of stockholders. For further information regarding the compensation practices, see the “Compensation Discussion and Analysis” section of this Proxy Statement.

The Compensation Committee periodically retains firms for analysis of our executive and director compensation and comparisons to overall compensation offered by peer companies in our industry and other comparable organizations, as well as for other project-related work. The Compensation Committee has the sole authority to engage or terminate outside consulting firms, including sole authority to approve fees and other retention terms. In the fiscal year ended June 30, 2014 (“Fiscal Year 2014”), the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent compensation consultant for executive and director compensation analysis, and re-engaged them in the fiscal year ended June 30, 2016 (“Fiscal Year 2016”) for Chief Executive Officer compensation analysis and in the fiscal year ended June 30, 2018 (“Fiscal Year 2018”) for director compensation analysis. The nature and scope of the engagements is more fully discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement. The compensation consultant reports to the Chairman of the Compensation Committee and acts at the Chairman’s direction when engaged on projects for the committee. Pearl Meyer does not provide any services to CCUR other than those relating to executive and non-employee director compensation, as directed by the Compensation Committee.

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In connection with its engagement of compensation consultant Pearl Meyer in Fiscal Years 2014, 2016 and 2018, the Compensation Committee considered the independence of Pearl Meyer and whether the engagement of the compensation consultant raised any potential conflicts of interest. In evaluating the independence of and potential conflicts of interest relating to Pearl Meyer, the Compensation Committee requested and received a letter from the consultant addressing the following factors: (i) other services provided to us by the consultant; (ii) fees paid by us as a percentage of the consulting firm’s total revenue; (iii) policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and a member of the Compensation Committee; (v) any CCUR stock owned by the individual consultants involved in the engagement; and (vi) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations and concluded that Pearl Meyer was independent, and its engagement did not raise any conflict of interest.

There were five meetings of the Compensation Committee during Fiscal Year 2020. The Compensation Committee operates pursuant to a written charter adopted by the Board and reviewed annually. A copy of the charter may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Corporate Governance.’

Nominating Committee. All of the members of the Nominating Committee have been determined by the Board to be independent within the meaning of the SEC rules and the NASDAQ listing standards. The principal responsibilities of the Nominating Committee are:

•	to select potential director candidates and recommend selected candidates to the full Board;

•	to develop and recommend to the Board a self-evaluation process for the Board and its committees and oversee such evaluation process; and

•	to make recommendations to the Board concerning the structure and membership of the Board committees.

The Nominating Committee is responsible for assessing and considering director and candidate qualification factors.

In order to fill any positions resulting from vacancies or newly created directorships, the Nominating Committee is responsible for evaluating and recommending candidates to the entire Board for membership. The entire Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. Stockholders may propose nominees for consideration by the Nominating Committee by submitting recommendations to: CCUR Holdings, Inc., 6470 East Johns Crossing, Suite 490, Duluth, Georgia 30097, Attention: Corporate Secretary in accordance with the CCUR Holdings, Inc. Stockholder Director Nominee Recommendation Policy, which is described below and a copy of which may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Corporate Governance.’

There were three meetings of the Nominating Committee during Fiscal Year 2020. The Nominating Committee operates pursuant to a written charter adopted by the Board and reviewed annually. A copy of the charter may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Corporate Governance.’

Asset Management Committee. The principal responsibilities of the Asset Management Committee are:

•	to actively manage the Company’s use and allocation of cash and cash equivalents in accordance with the Company’s investment policy, as approved by the Board;

•	to oversee all individuals or entities responsible for providing services to the Company in connection with the Company’s investment policy;

•	to actively manage the allocation of assets between the Company and its affiliates, which may incorporate analysis of relevant tax considerations, applicable regulations and any other items deemed necessary and appropriate by the committee; and

•	to review and evaluate opportunities to maximize the value of the Company’s assets, including through acquisition of one or more operating businesses and other strategic opportunities.

There were two meetings of the Asset Management Committee during Fiscal Year 2020. The Asset Management Committee operates pursuant to a written charter adopted by the Board and reviewed annually. A copy of the charter may be found on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Corporate Governance.’

Stockholder Recommendations of Director Nominations

The Nominating Committee will consider all properly submitted stockholder recommendations when evaluating director nominees for recommendation to the Board. However, acceptance of a recommendation for consideration does not imply that the Nominating Committee will nominate the recommended candidate. In order to submit a nominee recommendation, stockholders must follow the following procedures:

1.	Submit recommendations in writing to the Corporate Secretary at CCUR’s corporate headquarters.

2.	Include in the submission the following information concerning the recommended individual for the committee to consider:

•	age;

•	business address and residence address of such person;

•	five-year employment history, including employer names and business descriptions;

•	class and number of shares of CCUR stock which are beneficially owned by such person;

•	ability of the individual to read and comprehend financial statements;

•	the information required by Item 404 of SEC Regulation S-K (certain relationships and related transactions);

•	board memberships (if any);

•	any other information relating to such person that is required to be disclosed in solicitations or proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; and

•	a statement supporting the nominating stockholder’s view that the recommended individual possesses the minimum qualifications prescribed by the Nominating Committee for nominees.

3.	Include with the submission a written consent of the individual to be interviewed by the Nominating Committee and to stand for election if nominated and to serve if elected.

4.	Include in the submission the following information concerning the stockholder (or group of stockholders) recommending the individual for the Nominating Committee to consider:

•	name and address, as they appear on CCUR’s books, of such stockholder or stockholders; and

•	class and number of shares of CCUR stock which are beneficially owned by such stockholder or stockholders.

5.	The nominating recommendation must state the relationship between the proposed nominee and the recommending stockholder and any agreements or understandings between the nominating stockholder and the nominee regarding the nomination.

All such director nomination recommendations for an annual meeting of stockholders must be delivered, as provided above, to CCUR’s corporate headquarters not less than 90 days nor more than 120 days prior to November 30, 2021; provided, however, that in the event the annual meeting is not scheduled to be held within 30 days before or after November 30, 2021, recommendations to be timely must be so received no later than the close of business on the later of (i) the 10th day following the date of the public disclosure of the date of the annual meeting or (ii) 90 days prior to the date of the annual meeting.

Stockholders may also directly nominate candidates for election to the Board in accordance with our Amended and Restated By-laws. Any stockholder wishing to make a nomination directly must follow the requirements set forth in Article V of CCUR’s Amended and Restated By-laws, as described under “Other Matters – Stockholder Proposals for the 2021 Annual Meeting of Stockholders.”

Procedures for Identifying and Evaluating Candidates for the Board

The Nominating Committee’s process for selecting nominees begins with an evaluation of the performance of incumbent directors and a determination of whether the Board or its committees have specific unfilled needs. The Nominating Committee then considers nominees identified by the Nominating Committee, other directors, senior management of CCUR and stockholders. The Nominating Committee may obtain, as deemed necessary or appropriate, advice and assistance from legal, executive search, accounting or other advisors.

In identifying and recommending nominees to the Board, the Nominating Committee will consider certain skills and attributes of prospective candidates, including, but not limited to:

•	the highest personal and professional ethics, integrity and values;

•	business or professional knowledge and experience that will contribute to the effectiveness of the Board and the committees of the Board;

•	sound judgment;

•	diversity of skills, experience, age, gender, race, ethnicity and background;

•	lack of interests that materially conflict with those of the Company’s stockholders; and

•	demonstrated professional achievement.

Neither the Nominating Committee nor the Board has a specific policy with regard to the consideration of diversity in identifying director nominees. However, the Board believes that men and women of different ages, races and ethnic and cultural backgrounds can contribute different and useful perspectives and can work effectively together to further the Company’s objectives, and, as noted above, a candidate’s diversity is one of the criteria that the Nominating Committee considers in identifying and recommending nominees to the Board.

Further, the candidate must be willing to:

•	consent to stand for election if nominated and to serve if elected; and

•	devote sufficient time to carrying out his or her duties and responsibilities effectively (our Guidelines prohibit a director from serving on more than five other public company boards).

In addition, the Nominating Committee will consider the following:

•	at least a majority of the Board must be independent as determined by the Board under the NASDAQ listing standards and the SEC rules;

•	at least one member of the Board should have the qualifications and skills necessary to be considered an “audit committee financial expert,” as defined by the SEC rules; and

•	at least two directors must meet the requirements for Audit and Compensation Committee membership required by the NASDAQ listing standards and the SEC rules.

All potential candidates are interviewed by the Nominating Committee and may be interviewed by other members of the Board and senior management.

For each of the nominees to the Board, the biographies included in this Proxy Statement highlight the experiences and qualifications that were among the most important to the Nominating Committee in concluding that the nominee should serve as a director.

Certain Relationships and Related Party Transactions

In accordance with its charter, our Audit Committee is responsible for reviewing and approving all related party transactions and considers the factors that it determines to be most relevant to evaluating each applicable transaction. A report is made to our Audit Committee annually by our management and our independent registered public accounting firm disclosing any known related party transactions. The Audit Committee reviewed and approved the following reportable transactions occurring during Fiscal Year 2020 and Fiscal Year 2019.

SeaChange LOI

On July 2, 2020, the Company entered into a letter of intent (the “LOI”) proposing to provide a secured loan of up to $10 million to SeaChange International, Inc. (“SeaChange”). Among other things, the LOI proposed a loan that would have been fully secured by a first lien on assets of SeaChange, have a term of one year with two options to extend the term for an additional six months, and carry an interest rate of ten percent (10%) per annum on the outstanding principal amount of the loan. Upon closing of the loan, SeaChange would have paid a three percent (3%) commitment fee to the Company with the option to pay up to fifty percent (50%) of the fee in SeaChange common stock and a two percent (2%) fee upon the exercise of any six month extension of the loan term. The LOI was binding subject to several closing conditions including the negotiation of definitive loan documents and final approval of our Board of Directors.

As two of its members have relationships involving SeaChange, the Company’s board of directors evaluated the nature of those relationships prior to approving any documentation related to the transactions proposed in the LOI. Mr. Pons and Mr. Singer sit on the board of directors of SeaChange, and thus recused themselves from any deliberations by the Company’s Board of Directors relating to the LOI and the transactions proposed thereby. In addition, TAR Holdings, LLC, an entity over which Karen Singer holds sole voting and dispositive power, owns 16.6% of SeaChange’s outstanding common stock, according to that certain Schedule 13D/A filed with the Securities and Exchange Commission by Ms. Singer on August 12, 2019. Ms. Singer is Mr. Singer’s sister-in-law and the mother of Julian Singer, who is a significant stockholder of the Company. The LOI expired on September 2, 2020 prior to the finalization of definitive documentation or any loan being made.

Management Agreement

As disclosed in the Current Report on Form 8-K filed by the Company with the SEC on February 14, 2019 and June 8, 2020, the Company entered into a management agreement, as amended from time to time (the “Management Agreement”), with CIDM LLC (and subsequently assigned to CIDM II, LLC, referenced herein as the “Asset Manager”) on February 14, 2019 under which the Asset Manager (i) provides the Company with advisory services with respect to the management and allocation of the Company’s assets and (ii) exercises discretionary management authority over the Company’s trading portfolio of marketable securities.

The Asset Manager is an entity managed and owned by Julian Singer. Mr. Singer is also the managing principal of JDS1, LLC, an entity that owns 3,586,269 shares of the Company’s common stock based on a Schedule 13D/A filed by Mr. Singer with the SEC on February 21, 2019, which comprises approximately 40.3% of the Company’s outstanding stock as of June 30, 2020 (“JDS1”). Under the Management Agreement, Mr. Singer is defined as a “Key Person” and the Company is relying on his relevant expertise for performance under the Management Agreement.

The Asset Manager will receive the following compensation for performance under the Management Agreement:

•	an annual management fee equal to 2% of the fair market value of the Assets (as defined in the Management Agreement), payable quarterly in arrears;

•	a performance fee in respect of each performance period, which shall be equal to 20% of the appreciation of end-of-year net asset value as calculated pursuant to the 2019 CCUR Bonus Plan, payable quarterly in arrears; and

•	a quarterly cash payment of $50,000 for full satisfaction of the related expenses of the Asset Manager.

The management fee and performance fee were initially paid through issuance of contractual stock appreciation rights (“SARs”) exercisable upon certain change in control events. On June 4, 2020, the Company entered into an Omnibus Amendment Regarding the Management Agreement and SARs Agreements (the “Omnibus Amendment”) by and among the Company, CIDM II, LLC and CIDM LLC amending certain terms of the Management Agreement, to provide, among other things, that (i) the management fee due to the Asset Manager shall continue to be payable in SARs for services rendered through the quarter ended June 30, 2020 and thereafter, the management fee shall be payable in cash; (ii) the performance fee shall continue to be payable in SARs; (iii) the cash value of a SAR grant for the purpose of determining the amount by which it reduces the fees payable under the Management Agreement shall equal $3.50 per Appreciation Right (as defined therein); (iv) the value of the assets on which the management fee and performance fee are based shall be adjusted to exclude any deferred tax assets of the Company and (v) prior and future SARs granted under the Management Agreement are exercisable immediately as of the date of grant, subject to any restrictions in the applicable agreement. The SARs are not issued under the Stock Plan.

Pursuant to the terms of the Management Agreement, the Asset Manager is required to consider participation by the Company in all appropriate opportunities within the purpose and scope of the Company’s objectives that are under consideration for the accounts of other clients of the Asset Manager or any of its affiliates. Thus, the Company may hold investments similar to or in conjunction with the Asset Manager or its affiliates.

Kandela, LLC

On October 29, 2018, the Company entered into a loan agreement with Kandela, LLC (“Kandela”), pursuant to which the Company provided Kandela with a $3,000,000 line of credit secured by a first priority security interest in accounts receivable and other assets of Kandela and subject to a monthly interest payment equal to the prime rate plus five percent per annum. At the time of the loan affiliate of JDS1 owned a 10% equity interest in Kandela. On March 21, 2019, CCUR received payment in full of all amounts owed to it by Kandela, including fees and interest payments, under the loan agreement and terminated the agreement. CCUR received $65,000 in total fees, including $45,000 paid as an early termination fee, and $34,586 in total interest payments.

HC2 Bonds

On or around November 14, 2018, the Company purchased $2,500,000 aggregate principal amount of bonds issued by HC2 Holdings, Inc., from JDS1 at the prevailing market price.

Elder Separation Agreement

As announced in the Company’s Current Report on Form 8-K filed with the SEC on January 2, 2018, pursuant to the Separation and Consulting Agreement and General Release of Claims (the “Separation Agreement”) with Mr. Elder, CCUR’s former Chief Executive Officer and a former director of the Company, Mr. Elder provided consulting services to the Company from January 1, 2018 through December 31, 2018. As consideration for the consulting services, Mr. Elder received: (i) one payment of $217,722 on or about July 1, 2018; and (ii) an aggregate of $217,722 payable in six substantially equal monthly installments during the period beginning on July 1, 2018 through December 31, 2018. Mr. Elder was eligible to also receive an “Incentive Transaction Bonus” (as defined in the Separation Agreement) upon the consummation of any acquisition of any entity or business (as defined in the Separation Agreement, a “Sourced Business”) by the Company that Mr. Elder sourced and introduced to the Company during the consulting term and consummated on or before the 90th day following the termination of the consulting term (as defined in the Separation Agreement, a “Sourced Transaction”). The Incentive Transaction Bonus equaled the sum of (i) 1% of the total consideration paid by the Company for the Sourced Business in the Sourced Transaction and (ii) 7.5% of the Net Asset Value (as defined in the Separation Agreement) of a subsequent sale of the Sourced Business by the Company consummated on or before the 5th anniversary of the closing of the Sourced Transaction. The Separation Agreement was amended on June 25, 2018 to allow Mr. Elder to elect to receive the consulting payments directly or through his company Sky Advisors LLC. The Separation Agreement expired on December 31, 2018 and no Incentive Transaction Bonus was paid under the Separation Agreement.

Compensation of Directors

Current Non-Employee Director Compensation

The Board, based on the recommendation of the Compensation Committee, has approved the non-employee director compensation as immediately detailed below.

Annual Retainer. Non-employee Board members receive an annual retainer of $40,000, which retainer payment is irrespective of the number of yearly Board and committee meetings and payable in quarterly installments.

Chairmen Compensation. The Compensation and Nominating Committee chairmen each receive an annual chairman payment of $2,500. The Audit Committee chairman receives an annual chairman payment of $5,000.

A non-employee Board Chairman is entitled to an annual chairman payment of $5,000. All chairmen fees are payable in quarterly installments. No fees are paid to committee members.

Long-Term Incentives. Each non-employee director receives an annual equity grant of 7,500 shares of restricted stock, with restrictions lapsing over a three-year period, and the Compensation Committee has the discretion to award additional equity awards as it deems appropriate.

None of the directors received perquisites in Fiscal Year 2020. Employee directors do not receive any separate compensation or perquisites for their service on the Board.

The table below sets forth the compensation paid to each non-employee director who served on the Board in Fiscal Year 2020. Directors who are also employees of the Company (Wayne Barr, Jr. until his resignation from the Board effective June 17, 2020) do not receive compensation (other than their compensation as employees of the Company) for their service on the Board.

2020 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total
David Nicol	45,000	36,750	$81,750
Robert Pons	1,771	-	$1,771
Steven G. Singer	45,000	36,750	$81,750

(1)	The amounts in this column reflect the grant date fair value for stock awards granted in Fiscal Year 2020 computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Each non-employee director at the time of the grant received shares on February 18, 2020 valued based on the closing stock price of CCUR's common stock of $4.90 per share. As of June 30, 2020, the aggregate number of restricted stock awards held by the non-employee directors was as follows: Mr. Nicol, 22,500; Mr. Pons, 0; and Mr. Singer, 47,500.

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers for Fiscal Year 2020

Our named executive officers (“NEOs”) for Fiscal Year 2020 were Wayne Barr, Jr. (Chief Executive Officer, former Executive Chairman and President), Igor Volshteyn (interim Chief Operating Officer and President) and Warren Sutherland (Chief Financial Officer).

On June 11, 2020, Wayne Barr, Jr. provided the Board with notice that he would take an indefinite unpaid leave of absence (the “Leave Period”) from his position as Chief Executive Officer and President of the Company to serve as interim Chief Executive Officer of HC2 Holdings, Inc. during its search for a permanent Chief Executive Officer. The Board approved the selection of Igor Volshteyn to serve as interim Chief Operating Officer and President of the Company during the Leave Period. Mr. Barr later resigned from the Board, effective June 17, 2020, and he currently remains on leave from his position as Chief Executive Officer and President of the Company.

Warren Sutherland’s employment with the Company terminated on October 1, 2020.

Comparison Objectives and Overview of Executive Compensation Program

Components of Compensation

Our executive compensation program consists of three primary components: a base salary, an annual cash incentive award and long-term equity-based incentive awards. We pay base salaries to remain competitive in the marketplace and to attract and retain talented executives. Base salaries are established assuming an acceptable level of individual performance and provide our executives with a steady cash payment. During the first part of Fiscal Year 2019, shortly after the sale of our historical business divisions, the Compensation Committee provided discretionary cash bonuses to senior management based on its assessment of achievement of the goals specific to the Company during that post-sale period. During the latter part of Fiscal Year 2019, during which we began operation of our real estate and merchant cash advance operating segments, the Compensation Committee and the Board established and approved an annual cash-based incentive program, our “NAV Program,” with payouts contingent on the increase in the Company’s net asset value on a calendar year basis, subject to certain adjustments and exclusions. The Compensation Committee paused the NAV Program for calendar year 2020.

In addition, through periodic grants of long-term equity-based incentive awards, we seek to enable executives to develop and maintain a significant long-term equity interest in our common stock, align our executives’ actions with our stockholders’ interests and create a retention incentive for our executives to continue their employment with us.

We believe it continues to be necessary to consider and provide as appropriate the three identified elements of compensation — a base salary, an annual cash incentive award and long-term equity-based incentive awards — to compete for and retain executive talent in a competitive marketplace. The Compensation Committee has responsibility for establishing, implementing and monitoring adherence to this philosophy.

Determination of Compensation

Total Compensation

In establishing each NEO’s total compensation package, the Compensation Committee considers the following as it deems appropriate:

•	the compensation packages of executive officers in similar positions at a comparable group of peer companies based on reported and survey information as described below;

•	the experience and contribution levels of the individual executive officer;

•	the Company’s performance; and

•	advice received from Pearl Meyer, the Compensation Committee’s independent compensation consulting firm.

Each element of compensation is compared with that of peer companies through review of the analyses prepared by the consulting firm, the Surveys (as defined below) and the input received from the consulting firm. Total compensation (the combined value of base salary, target annual cash incentive award and grant date fair value of long-term equity-based incentive awards) is also assessed.

With respect to long-term equity-based incentive awards, the Compensation Committee also considers the amount and value of stock options and restricted stock currently held by the NEOs and senior managers when determining new grants. The Compensation Committee’s focus is on compensating executives for their individual performances and their expected future contributions to CCUR, in addition to the potential material adverse effect of the risks arising from these compensation practices.

Peer Group Analysis

In Fiscal Year 2016 and Fiscal Year 2018, the Compensation Committee retained Pearl Meyer to advise the committee on executive and/or director compensation policies and practices. This advice, which included a peer group analysis and survey information, was considered by the Compensation Committee in establishing the framework of our executive compensation package for Fiscal Years 2016 to 2020. The peer group recommended by the consulting firm and approved by the Compensation Committee used for purposes of analyzing the structure of our executives’ compensation included similarly sized companies and those in the high-tech or communications industries. These criteria resulted in a group of companies against which our executive compensation program was evaluated. For the Fiscal Year 2016 study on executive compensation, the peer companies were:

Brightcove, Inc.	GSE Systems, Inc.	Sonic Foundry, Inc.
CSP, Inc.	iPass, Inc.	Synacor, Inc.
Exa Corporation	Numerex Corp.	Violin Memory, Inc.
Falconstor Software, Inc.	Qumu Corporation	Zhone Technologies, Inc.
GlobalSCAPE, Inc.	SeaChange International, Inc.

The Compensation Committee also references survey information (the “Surveys”) obtained online from various sources, including surveys provided as directed from the committee’s compensation consultant or counsel or reports published by global compensation organizations and local consulting firms.  This data is utilized on an on-going basis to confirm that the base salaries, annual cash incentive awards and long-term equity-based incentive awards continue to be customary and competitive.

Fiscal Year 2020 Base Salaries

Individual base salaries are determined through an evaluation of individual performance levels and contributions to our business objectives, as well as comparisons to the peer group described above and the Surveys for similar positions in respective markets. Salaries are reviewed annually for each NEO.

In Fiscal Year 2020, Mr. Barr received an annual base salary of $300,000 from July 1, 2019 through March 15, 2020 and $270,000 from March 16, 2020 through June 30, 2020. Mr. Volshteyn received an annual base salary of $175,000 from July 1, 2019 through March 15, 2020, $157,497.60 from March 16, 2020 through June 10, 2020 and $183,000 from June 11, 2020 through June 30, 2020. Mr. Sutherland received an annual base salary of $250,000 from July 1, 2019 through March 15, 2020 and $232,500 from March 16, 2020 through June 30, 2020.

Annual Cash Incentive Awards

Discretionary Cash Bonuses

The Compensation Committee awards discretionary cash bonuses to senior management from time to time as it deems appropriate based on its measurement of performance. The Compensation Committee did not grant any discretionary cash bonuses during Fiscal Year 2020.

Adoption of 2019 CCUR Bonus Plan

As announced in the Current Report on Form 8-K filed by the Company with the SEC on January 7, 2019, on January 1, 2019, upon the recommendation of the Compensation Committee of the Board, the Board adopted the 2019 CCUR Bonus Plan (referred to herein as the “NAV Program”), pursuant to which certain senior employees of the Company have the opportunity, among other things, to earn cash and equity incentive awards through a program based on growth in the Company’s net asset value (“NAV”). The NAV Program replaced the Company’s previous program implemented for senior employees. The NAV Program is subject to, and, where applicable, governed by, the terms of the Stock Plan.

Pursuant to the terms of the NAV Program, each participant in the NAV Program is eligible to receive a portion of a bonus pool allocated by the Compensation Committee based on the Company’s NAV growth in a calendar year net of a 5% required return threshold, subject to certain adjustments and exclusions as set forth therein. The Compensation Committee determines the participants of the NAV Program and the allocations of the share of the bonus pool among such participants.

For each NAV Program participant, the participant’s portion of the bonus pool is awarded as follows: (i) 50% of the award value will be paid in cash within 74 days after the end of the calendar year for which it is awarded; and (ii) 50% of the award value will be paid in cash, equity or a combination thereof, at the discretion of the Compensation Committee and subject to the limitations set forth in the Stock Plan. The NAV Program is awarded on a calendar year basis and our NEOs were awarded bonuses under the NAV Program in Fiscal Year 2020 based on calendar year 2019. In June 2020, the Compensation Committee suspended the NAV Program for calendar year 2020 pending further consideration of the Company’s annual bonus program.

Our NEOs are subject to the reimbursement or ‘clawback’ provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

Long-Term Equity-Based Incentive Awards

The Compensation Committee recommends to the Board, and the Board approves, grants of long-term equity-based incentive awards to the NEOs and senior employees in the form of stock options and restricted stock. In determining the size of the grants, the Compensation Committee and the Board consider the amount and value of stock options and restricted stock currently held, the executive’s performance during the prior year, and the executive’s likely continued future contributions to CCUR, as well as the executive’s role within CCUR. The Compensation Committee also considers the value of awards granted to executives in similar positions at the peer companies based on the input received from the consulting firm and the Surveys.

The Compensation Committee recommends, and the Board approves, awards of stock options or restricted stock to the NEOs and senior managers generally at the time of initial employment and at discretionary intervals thereafter.

The Compensation Committee, in determining whether to grant stock options or restricted stock, considers what it believes most effectively motivates employees under different market conditions. The Compensation Committee considers long-term equity-based incentive grants based on recommendations from our Chief Executive Officer and Human Resources staff, as well as our compensation advisors. In recent years, the Compensation Committee has primarily utilized restricted stock and other equity incentives periodically to focus individuals on our long-term performance, to motivate their performance and to retain them. The restricted stock may be performance-vested or time-vested.

All stock options are approved with exercise prices equal to the closing market price of our common stock on the date of grant. The date of the grant is the date of the Compensation Committee meetings, unless the approval is at a meeting preceding the release of earnings for the prior period, in which case the grant date is two business days after the earnings release. The Compensation Committee does not have any program, plan or practice to time stock option grants in coordination with the release of material nonpublic information, nor do we time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

Fiscal 2020 Equity Awards

Pursuant to their employment agreements, the “Summary Compensation Table” below reflects the equity awards granted to our NEOs for Fiscal Year 2020.

In connection with the awards granted to the NEOs under the NAV Program for calendar year 2019, the NEOs were granted the following awards of restricted stock under the Stock Plan, which shares vest 50% on the first anniversary of the grant date and 25% on each of the second and third anniversaries of the grant date: (i) Mr. Barr, 28,009 shares of restricted stock; (ii) Mr. Volshteyn, 16,005 shares of restricted stock. The NEOs remain eligible for other long-term equity-based incentive awards; and (iii) Mr. Sutherland, 20,007 shares of restricted stock.

During Fiscal Year 2018, Mr. Barr was granted non-qualified stock options, subject to and as defined in the Stock Plan, for the purchase of 15,000 shares of the Company’s common stock, priced at the closing market price on the date of grant and subject to a three-year vesting period. Those stock options continue to vest during the Leave Period.

Severance

Pursuant to the employment agreements with Messrs. Barr, Volshteyn and Sutherland, we provide severance pay either in the form of cash and/or equity compensation, which is more fully described below under “Potential Payments Upon Termination or Change in Control.” The Company has historically provided severance pay to NEOs under their employment agreements and, in doing so, the Compensation Committee has received advice from its compensation advisors and the Surveys indicating that other comparable companies provide their NEOs similar protections in the form of severance and the amount of payments that are customary and reasonable in our industry. The Compensation Committee believes that providing severance to the NEOs is customary for our industry and remains necessary for us to compete for and retain executive talent. This approach ensures that our NEOs continue to act in the best interests of stockholders even in the event that they are at risk of losing their jobs, which is even more important now as the Company continues its search for acquisition opportunities and expands its current operations. This strategy is particularly important and worthwhile given the difficulty for a high-level employee to secure a comparable position at another company quickly and for CCUR to remain competitive with other companies that routinely offer a similar benefit to their executive officers.

Compensation Risk Analysis

The Compensation Committee engaged Pearl Meyer in late Fiscal Year 2016 to perform a high-level risk assessment of the Company’s compensation programs for NEOs and directors and any potential risk mitigation factors associated with existing policies and practices. Each year management evaluates the risk of the Company’s compensation programs for all employees, consistent with the risk assessment completed by the consulting firm. The Compensation Committee considered the findings of the assessments conducted and concluded that the Company’s compensation programs are designed and administered with the appropriate balance of risk and reward in relation to the Company’s overall business strategy and do not encourage employees to take unnecessary or excessive risks. The analyses considered the following attributes of the programs:

•	base salaries are periodically benchmarked and are competitive;

•	balance between fixed and variable compensation varies with responsibility level;

•	incentive award opportunities are capped and are tied to multiple performance metrics;

•	performance goals and payouts are reviewed by the Compensation Committee consisting of independent directors;

•	the mix of time-vested and performance-vested equity incentives;

•	executives receive equity-based incentives which vest over multiple years;

•	limited use of employment agreements and packages offered are competitive;

•	executives own meaningful levels of Company stock; and

•	use of incentive plan performance goals that are both challenging and realistic.

The Compensation Committee continues to periodically review and obtain Surveys to monitor whether compensation remains in line with the Company’s business and structure and the relevant marketplace.

Benefits and Perquisites

The Company offers the NEOs the healthcare, disability and life insurance coverage and 401(k) matching programs made available to other full-time employees.

Role of Management in Determining Compensation

Evaluations of the NEOs’ (other than the Chief Executive Officer’s) performance are conducted on a regular basis by the Chief Executive Officer. The Chief Executive Officer reports to the Compensation Committee on the results of the evaluations of the other NEOs. The Chief Executive Officer’s performance is periodically evaluated by the Compensation Committee and the Board. During the Leave Period, these functions of the Chief Executive Officer are performed by Mr. Volshteyn based on his appointment as the Company’s interim Chief Operating Officer and President.

In addition to the Chief Executive Officer’s involvement in reviewing the performance of any other NEOs, our management team plays an active role in updating the Compensation Committee on the trends and challenges of hiring, retaining and competing for talent. The management team periodically suggests alternative forms of compensation or compensation strategies to assist the Compensation Committee in establishing compensation packages that will enable us to attract and retain key talent. The Compensation Committee solicits input from executive management on compensation related strategies and practices. Additionally, the Compensation Committee utilizes the data and analysis from its compensation advisors and the Surveys to gain a comprehensive view of related factors affecting its decision making. Management has not retained its own compensation consultant.

Tax Considerations

The Compensation Committee considers the tax and accounting effects of compensation elements when designing the Company’s incentive and equity compensation plans. In order to maintain flexibility in compensating executive officers, however, the Compensation Committee has not adopted a policy that all compensation must be deductible for federal income tax purposes.

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as amended by the Tax Cuts and Jobs Act in December 2017, the Company may not deduct compensation in excess of $1 million paid to “covered individuals” (as defined in Section 162(m) of the Code which includes all the NEOs). Therefore, compensation in excess of $1 million paid to the NEOs in Fiscal Year 2019 and later years is not deductible by the Company for federal income tax purposes unless it qualifies for a transition relief provision included in the Tax Cuts and Jobs Act for certain arrangements in place as of November 2, 2017.

Summary Compensation Table

					Non-Equity
				Stock	Incentive Plan	All Other
Name and	Fiscal	Salary	Bonus	Awards	Compensation	Compensation	Total
Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($) (4) (5)	($)

Wayne Barr, Jr.
Executive Chairman,	2020	284,669	-	137,244	121,841	-	543,754
Chief Executive Officer and President	2019	93,468	55,000	148,080	-	120,000	416,548

Igor Volshteyn	2020	170,983	-	78,425	69,623	7,331	326,362
President and Chief Operating Officer	2019	83,467	-	49,199	-	-	132,666

Warren Sutherland	2020	245,301	-	98,034	87,029	13,274	443,638
Chief Financial Officer	2019	240,855	50,000	92,250	-	-	383,105

(1)	Includes the following amounts paid as bonuses: In Fiscal Year 2019: Mr. Barr, Jr. - $55,000 paid at the discretion of the Compensation Committee; Mr. Sutherland - $50,000 for the successful filing of CCUR's Annual Report on Form 10-K for Fiscal Year 2018.

(2)	Amounts reported in this column for each NEO represent the grant date fair value of restricted stock awards granted during Fiscal Years 2020 and 2019, computed in accordance with FASB ASC Topic 718. See Note 10 of the Notes to Consolidated Financial Statements set forth in our Annual Report on Form 10-K for Fiscal Year 2020 for the assumptions used to value these awards. The Fiscal Year 2020 grant to NEOs was in settlement of the remaining 50% of the bonus award granted under the NAV program for calendar year 2019. These RSAs vest over three years with 50% vesting on the one-year anniversary of the February 18, 2020 grant date, and 25% vesting on each of the second and third anniversaries of the grant date. The Fiscal Year 2019 grants vest ratably over three years from their grant date.

(3)	Amounts reported in this column represent 50% of the annual bonus plan earned by Messrs. Volshteyn, Barr and Sutherland under the NAV Program for calendar year 2019 that was paid in cash. The remaining 50% was settled in the form of a restricted stock grant on February 18, 2020. The amount of restricted stock granted for the remaining 50% of the bonus under the NAV Program was calculated based upon 50% of the bonus amount divided by the December 31, 2019 closing stock price of CCUR's common stock of $4.35 per share.

(4)	The amounts reported in this column represent SIMPLE IRA employer matching paid to the executives' benefit plan account in fiscal year 2020.

(5)	In February 2018, Mr. Barr was appointed as interim Chief Executive Officer and President, at which time his quarterly Board fee was replaced with a $15,000 monthly stipend based on his services provided as interim Chief Executive Officer and President. Mr. Barr received this fee each month until February 2019. In January 2019, Mr. Barr received a $55,000 discretionary cash bonus. In March 2019, Mr. Barr became an employee of the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information concerning outstanding equity awards held by the NEOs on June 30, 2020.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)

Wayne Barr, Jr.	10,000	5,000	5.42	2/15/2028	58,675	187,760
Igor Volshteyn	-	-	-	-	29,338	93,882
Warren Sutherland	-	-	-	-	36,673	117,354

(1)	Calculated as number of unvested stock awards multiplied by $3.20/share closing stock price of CCUR's common stock on June 30, 2020.

Potential Payments Upon Termination or Change in Control

The employment agreements with Messrs. Barr, Sutherland and Volshteyn and the terms of the Stock Plan provide for certain payments or accelerated vesting of awards as described below.

Executive Employment Agreements

Wayne Barr, Jr. On February 14, 2019, we entered into an employment agreement with Mr. Barr that became effective on March 1, 2019 and remains in place until terminated (i) by Mr. Barr or (ii) by the Company with or without Due Cause (as defined below), or upon death, Continuing Disability (as defined in his employment agreement), termination after a Change of Control (as defined below in the Stock Plan) or constructive termination without Due Cause. Mr. Barr’s annual base salary was $300,000 from July 1, 2019 through March 15, 2020 and $270,000 effective March 16, 2020. Pursuant to the terms approved by the Board, Mr. Barr is not eligible for any salary, severance or benefits during the Leave Period.

Igor Volshteyn. On January 1, 2019, we entered into an employment agreement with Mr. Volshteyn, as amended on June 11, 2020, for a one-year term that automatically renews for an additional one-year term unless Mr. Volshteyn or the Company provides at least 90 days’ notice of non-renewal prior to the end of the current term. The agreement can also be terminated (i) by Mr. Volshteyn or (ii) by the Company with or without Due Cause, or upon death, Continuing Disability (as defined in his employment agreement), termination after a Change of Control or constructive termination without Due Cause. If notice of non-renewal is timely provided by Mr. Volshteyn or the Company, Mr. Volshteyn is not eligible for severance compensation. Mr. Volshteyn’s annual base salary was $175,000 from July 1, 2019 through March 15, 2020, $157,497.60 from March 16, 2020 through June 10, 2020 and $183,000 from June 11, 2020 through June 30, 2020.

Warren Sutherland. On May 15, 2017, we entered into an employment agreement with Mr. Sutherland, as amended on January 30, 2018 and January 1, 2019, that remains in place until terminated (i) by Mr. Sutherland or (ii) by the Company with or without Due Cause, or upon death, Continuing Disability (as defined in his employment agreement), termination after a Change of Control or constructive termination without Due Cause. Mr. Sutherland’s annual base salary was $250,000 from July 1, 2019 through March 15, 2020 and $232,500 effective March 16, 2020.

Our employment agreements historically have contained generally the same terms, including (i) a base salary and (ii) an annual cash incentive award, both of which are reviewed annually and are subject to change at the discretion of the Board or the Compensation Committee.

Our employment agreements typically provide that employment may be terminated by either CCUR or the respective NEO at any time and sometimes at a specified expiration time. In the event an agreement is terminated (i) directly by us without Due Cause, (ii) in certain circumstances, constructively by us, or (iii) in certain circumstances, within one year of a Change of Control, the terminated employee will receive severance compensation. The severance compensation for Messrs. Barr and Sutherland consists of the following:

•	salary at the time of termination for a period of 12 months from the date of termination or in the event of a constructive termination within one year of a Change in Control;

•	the amount of the annual cash incentive award, if any, paid in the fiscal year prior to termination or constructive termination; and

•	COBRA continuation coverage during the severance period under our health plan for the employee and his eligible dependents who were covered under the health plan at the time of termination at the same premium charged to active employees during such period.

The severance compensation for Mr. Volshteyn consists of the following:

•	salary at the time of termination or constructive termination for a period of six months from such date; and

•	COBRA continuation coverage during the severance period under our health plan for the employee and his eligible dependents who were covered under the health plan at the time of termination at the same premium charged to active employees during such period.

The employment agreements define constructive termination as (i) demotion, (ii) material change in authority, duties or responsibilities, (iii) material decrease in salary or annual cash incentive award, (iv) material reduction in benefits or (v) material breach of the employment agreement by us.

Except for the prior year annual cash incentive award, which would be paid in a lump sum on the first pay date after termination, severance compensation would be paid in equal, biweekly installments or in accordance with our normal salary payment procedures. If we determine that the amounts payable are on account of an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n)) and exceed the “separation pay allowance” described below, the excess amounts payable would be accumulated and distributed in a single sum six months and one day after the date of the separation from service. If we reasonably determine that the amounts payable are not on account of an “involuntary separation from service” (as defined in Treasury Regulation Section 1.409A-1(n)), no amount shall be distributed before the date that is six months after separation from service. Further, any amounts that would have been distributed during the six months after the separation from service will be accumulated and distributed in a single sum six months and one day after the date of separation from service. The “separation pay allowance” means an amount that is two times the lesser of (i) the NEO’s annualized compensation or (ii) the compensation limit in effect under Code Section 401(a)(17).

For a NEO, the term “Due Cause” means the NEO:

a.	committed a willful serious act to enrich himself at our expense or has been convicted of a felony involving moral turpitude;

b.	willfully and grossly neglected his duties, or intentionally failed to observe specific lawful directives or policies of the Board;

c.	failed to take reasonable and appropriate steps to determine the accuracy of Sarbanes-Oxley Act certifications; or

d.	failed to fulfill any of his duties to administer effective systems and controls necessary for compliance with the Sarbanes-Oxley Act.

If an employment agreement is terminated for any reason, the terminated employee is prohibited from competing with us, soliciting our customers or trying to hire our employees for the period in which severance is provided, if any, plus one additional year from such severance period.

CCUR Holdings, Inc. Amended and Restated 2011 Stock Incentive Plan

The Stock Plan became effective November 1, 2011 and was amended effective October 23, 2014 and November 8, 2018 to increase the shares authorized thereunder and on February 8, 2018 solely to reflect the Company’s name change from Concurrent Computer Corporation to CCUR Holdings, Inc. Under the Stock Plan, if an employee terminates employment for any reason other than death, permanent and total disability or Cause (as defined below in the Stock Plan), existing and vested stock options may be exercised for a period of three months. If an employee is terminated for Cause, any stock options held by such person shall immediately terminate. “Cause” has the meaning set forth in an award or, if there is no such definition in the award, (i) the conviction of the employee for committing a felony under federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the employee’s employment duties (or duties as a director, in the case of a non-employee director) or (iii) willful and deliberate failure on the part of the employee to perform his or her employment duties (or duties as a director, in the case of a non-employee director) in any material respect. Regardless of the reason for termination, any restricted or performance shares on which the restriction has not lapsed shall be cancelled upon termination.

Upon a Change of Control, any unvested, unexercised options to purchase shares will immediately vest and the restrictions will lapse on any restricted and performance shares. “Change of Control” means the occurrence of any of the following events:

a.	the acquisition of 50% or more of our stock by a party that is not a fiduciary holding the shares for our benefit;

b.	a change in the composition of the Board such that a majority of the directors (i) have been directors for at least 24 months, (ii) are serving as the result of a Merger (as defined in (c) below) or (iii) were elected or nominated by at least two-thirds of the then directors described in this subsection (b) (i) and (ii) (excluding directors nominated or elected as a result of an actual or threatened proxy contest);

c.	a merger, consolidation, reorganization, sale of substantially all of our assets, or the acquisition of assets or stock of another company (“Merger”), unless (i) those holding our shares prior to the Merger hold more than 50% of the voting shares of the successor entity, (ii) more than 50% of the directors were our directors prior to the Merger and (iii) no entity owns 50% or more of our shares without approval of the Board; or

d.	a liquidation or dissolution of the Company.

If an employee is terminated due to death or permanent and total disability, any stock options vested at the time of termination may be exercised until the earlier of (i) one year following termination or (ii) the expiration of the stock options. Under such a termination, the Compensation Committee has the authority to accelerate vesting or further extend the time to exercise but not beyond the originally scheduled expiration date of the stock options.

Wayne Barr, Jr.

The following table describes the estimated incremental compensation upon termination or a Change of Control for Mr. Barr, assuming the triggering event occurred on June 30, 2020. The actual amount of compensation can only be determined at the time of the termination or Change of Control.

Payments and Benefits upon Termination	Voluntary Termination ($)	Change in Control ($)	Constructive Termination ($)	For Cause Termination ($)	Termination without Cause ($)	Death ($)	Disability ($)
Compensation:
Base Salary (1)	-	-	-	-	-	-	-
Incentive Award (1)	-	-	-	-	-	-	-
Acceleration of Unvested Stock Awards	-	187,760	-	-	-	-	-
Benefits:
Post Termination Medical (1)	-	-	-	-	-	-	-

Total	-	187,760	-	-	-	-	-

(1)	Because Mr. Barr does not receive salary, benefits, and severance during the Leave Period, upon termination on June 30, 2020, he would not receive any payment, benefits, or acceleration of stock. Upon a Change of Control on June 30, 2020, the stock awards that continue to vest during the Leave Period would be accelerated.

Igor Volshteyn

The following table describes the estimated incremental compensation upon termination or a Change of Control for Mr. Volshteyn, assuming the triggering event occurred on June 30, 2020. The actual amount of compensation can only be determined at the time of the termination or Change of Control.

Payments and Benefits upon Termination	Voluntary Termination ($)	Change in Control ($)	Constructive Termination ($)	For Cause Termination ($)	Termination without Cause ($)	Death ($)	Disability ($)
Compensation:
Base Salary	-	182,998	182,998	-	182,998	-	-
Incentive Award	-	-	-	-	-	-	-
Acceleration of Unvested Stock Awards (1)	-	93,882	-	-	-	-	-
Benefits:
Post Termination Medical (2)	-	7,331	7,331	-	7,331	-	-

Total	-	284,211	190,329	-	190,329	-	-

(1)	The amount in this row represents the full value of unvested restricted stock and stock options as of June 30, 2020, to the extent vesting would be accelerated upon a Change of Control. The assumed price is $3.20 per share, which was the closing price of our common stock on June 30, 2020.

(2)	The amount shown is the grossed-up amount of the difference between the employee’s portion of the premiums and the cost of COBRA coverage for the same plans, which would be paid to Mr. Volshteyn during the severance period. Cost of continued benefits is estimated by using the current rate multiplied by 6 months.

Warren Sutherland

The following table describes the estimated incremental compensation upon termination or a Change of Control for Mr. Sutherland, assuming the triggering event occurred on June 30, 2020. The actual amount of compensation can only be determined at the time of the termination or Change of Control.

Payments and Benefits upon Termination	Voluntary Termination ($)	Change in Control ($)	Constructive Termination ($)	For Cause Termination ($)	Termination without Cause ($)	Death ($)	Disability ($)
Compensation:
Base Salary	-	232,500	232,500	-	232,500	-	-
Incentive Award (1)	-	50,000	50,000	-	50,000	-	-
Acceleration of Unvested Stock Awards (2)	-	160,019	-	-	-	-	-
Benefits:
Post Termination Medical (3)	-	23,021	23,021	-	23,021	-	-

Total	-	465,541	305,521	-	305,521	-	-

(1)	Reflects the bonus Mr. Sutherland earned for Fiscal Year 2019.

(2)	The amount in this row represents the full value of unvested restricted stock and stock options as of June 30, 2020, to the extent vesting would be accelerated upon a Change of Control. The assumed price is $3.20 per share, which was the closing price of our common stock on June 30, 2020.

(3)	The amount shown is the grossed-up amount of the difference between the employee’s portion of the premiums and the cost of COBRA coverage for the same plans, which would be paid to Mr. Sutherland during the severance period. Cost of continued benefits is estimated by using the current rate multiplied by 12 months.

The Company terminated Mr. Sutherland’s employment without cause effective October 1, 2020. Mr. Sutherland will receive $290,625 in cash severance benefits, post-termination medical benefits having a value of approximately $23,021 and accelerated vesting of 36,673 shares of unvested restricted stock in connection with the termination of his employment. Based on the closing price of $3.00 per share on October 1, 2020, the aggregate value of the shares subject to the accelerated vesting was $110,019.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of June 30, 2020 about CCUR’s common stock that may be issued to the Company’s employees, officers and directors upon the exercise of stock options, warrants and rights under the Stock Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans not approved by security holders	-	-	-
Equity compensation plans approved by security holders	15,000	5.42	692,193
Total	15,000	5.42	692,193

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section included in this Proxy Statement with management and, based on such review and discussions, recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for Fiscal Year 2020.

Compensation Committee of the Board

Steven G. Singer, Chairman
David Nicol
Robert Pons

October 2, 2020

AUDIT COMMITTEE REPORT

The Audit Committee reviews the financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent registered public accounting firms devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent registered public accounting firms. In this context, the Audit Committee reviewed and discussed with management the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for Fiscal Year 2020, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

During Fiscal Year 2020, the Audit Committee discussed with Marcum LLP, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received from Marcum LLP during Fiscal Year 2020 the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence. In addition, the Audit Committee considered whether Marcum LLP’s provision of non-audit services is compatible with maintaining its independence from us.

The Audit Committee discussed with Marcum LLP the overall scope and plans for the audit. The Audit Committee meets periodically with the internal auditor and Marcum LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the Fiscal Year 2020 audited consolidated financial statements in our Annual Report on Form 10-K for Fiscal Year 2020, for filing with the SEC.

Audit Committee of the Board

David Nicol, Chairman
Robert Pons
Steven G. Singer

October 2, 2020

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 of Notice)

The Audit Committee of the Board has appointed Marcum LLP to serve as the Company’s independent registered public accounting firm for Fiscal Year 2021. Marcum LLP has served as the Company’s independent registered public accounting firm since 2017. The Audit Committee reviewed and discussed the performance of Marcum LLP for Fiscal Year 2020 prior to its appointment of Marcum LLP to serve as the Company’s independent registered public accounting firm for Fiscal Year 2021.

The Company expects that representatives of Marcum LLP will participate in the Annual Meeting, and the representatives will have an opportunity to make a statement if they desire to do so. The Company also expects that representatives will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the Audit Committee’s appointment of Marcum LLP to serve as CCUR’s independent registered public accounting firm for Fiscal Year 2021 is not required by our Amended and Restated By-laws or otherwise. Nevertheless, the Board is submitting the appointment of Marcum LLP to CCUR’s stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Marcum LLP. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of CCUR and its stockholders.

The Board recommends that you vote “FOR” the ratification of the appointment of Marcum LLP as CCUR’s independent registered public accounting firm for Fiscal Year 2021. Unless otherwise specified, proxies will be voted “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for Fiscal Year 2021.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees for professional audit services rendered by Marcum LLP for the audit of CCUR’s consolidated financial statements for Fiscal Year 2020 and Fiscal Year 2019 and fees billed for other services rendered by Marcum LLP during those periods.

	Fiscal Year 2020 ($)	Fiscal Year 2019 ($)
Audit Fees (1)	153,125	66,151
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

(1)	Audit Fees consists of the aggregate fees billed for the respective fiscal year for professional services rendered by the independent registered public accounting firm for the audit of CCUR’s annual consolidated financial statements, reviews of CCUR’s interim consolidated financial statements, statutory audits and related services.

Audit Committee Pre-Approval of Audit and Non-Audit Services

Pursuant to the Audit Committee charter, all audit and permissible non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to pre-approve audit and permissible non-audit services; provided, however, that all such pre-approved services must be disclosed by such delegate to the full Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of non-audit services by Marcum LLP is compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(Item 3 of Notice)

As required by Section 14A of the Exchange Act, this proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of the Company’s NEOs, which is described in the “Compensation Discussion and Analysis” section of this Proxy Statement. This vote is not intended to address any specific item or element of compensation or the compensation of any particular officer, but rather the overall compensation of the Company’s NEOs and the philosophy, principles and policies used to determine compensation.

Stockholders were most recently asked to approve the compensation of the Company’s NEOs at the Company’s 2019 Annual Meeting of Stockholders, and stockholders approved the NEO compensation with approximately 89% of the votes cast in favor. At the Company’s 2019 Annual Meeting of Stockholders, stockholders were asked to indicate whether future advisory say-on-pay votes should occur every one, two or three years, with the Board recommending an annual advisory vote. Because the Board views it as a good corporate governance practice, and because at the 2019 Annual Meeting of Stockholders a majority of the votes cast were in favor of an annual advisory vote, the Board adopted a policy that the Company will include an advisory say-on-pay vote in the Company’s proxy materials on an annual basis until the next required advisory stockholder vote on the frequency of advisory say-on-pay votes, which will occur no later than the Company’s annual meeting of stockholders in 2025.

The Board urges stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how CCUR’s executive compensation principles and policies operate and are designed to achieve our compensation objectives. The Compensation Committee and the Board believe that these principles and policies are effective in achieving the Company’s overall compensation philosophy.

Accordingly, the Company is asking stockholders to vote, on an advisory basis, “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the “Compensation Discussion and Analysis” section, the compensation tables and the related narrative discussion, is hereby approved.

This vote is advisory, which means that the stockholder vote on this proposal will not be binding on CCUR, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of CCUR’s stockholders and will carefully consider the outcome of the vote when making future compensation decisions for the Company’s NEOs.

The Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of CCUR’s NEOs in Fiscal Year 2020 as disclosed in this Proxy Statement. Unless otherwise specified, proxies will be voted “FOR” the approval, on an advisory basis, of the compensation of CCUR’s NEOs in Fiscal Year 2020 as disclosed in this Proxy Statement.

APPROVAL OF THE AMENDMENT TO

CCUR’S RESTATED CERTIFICATE OF INCORPORATION

TO EXTEND PROTECTION OF CCUR’S TAX BENEFITS

(Item 4 of Notice)

We are asking for your approval of an extension of the amendment to an article (“Article TWELFTH”) of our Restated Certificate of Incorporation to extend its expiration date until the 2022 Annual Meeting of Stockholders, or earlier Expiration Date (as defined below). Article TWELFTH imposes transfer restrictions and prevents, subject to certain limitations, transfers of our common stock if the transfer results in a stockholder owning 5% or more of the outstanding common stock.

The purpose of Article TWELFTH is to prevent transfers of our common stock that would result in an ownership change under Section 382 of the Code. Article TWELFTH was most recently approved by the Company’s stockholders at the 2018 Annual Meeting of Stockholders and under its terms will automatically expire at the time of the Annual Meeting. The proposed amendment to Article TWELFTH attached hereto as Appendix A (the “Charter Amendment Extension”) would amend Article TWELFTH solely to extend its terms through the 2022 Annual Meeting of Stockholders, unless another term of expiration (described below) is triggered before such meeting. The Board approved the Charter Amendment Extension, subject to stockholder approval, on October 9, 2020.

If the Charter Amendment Extension is approved by our stockholders, our Restated Certificate of Incorporation will be amended to extend the terms of Article TWELFTH through the 2022 Annual Meeting of Stockholders, unless another term of expiration (described below) is triggered before such meeting. The text of the extended Article TWELFTH is set forth in Appendix A to this Proxy Statement, and stockholders are urged to review it together with the following summary, which is qualified in its entirety by reference to Appendix A. Please read the Charter Amendment Extension in its entirety as the discussion below is only a summary.

If approved, the Charter Amendment Extension would become effective upon filing of a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware, which we would do promptly after the Annual Meeting.

Background and Reasons for the Proposal

The Charter Amendment Extension is intended to continue protection of CCUR’s U.S. federal net operating loss carryforwards (“NOLs”) and certain other tax attributes (collectively, the “Tax Benefits”) under Article TWELFTH, the amendment to CCUR’s Restated Certificate of Incorporation first approved by the Company's stockholders at the 2016 Annual Meeting of Stockholders. CCUR has experienced, and experience in the future, substantial operating losses, and for federal and state income tax purposes, CCUR may “carry forward” Tax Benefits in certain circumstances to offset current and future taxable income, which may reduce CCUR’s federal and state income tax liability. As a result, these Tax Benefits can be a valuable asset of CCUR, which may inure to the benefit of CCUR and its stockholders. As of June 30, 2020, CCUR had approximately $51.4 million of NOLs. However, if CCUR experiences an “ownership change,” as defined in Section 382 of the Code, its ability to use these Tax Benefits could be substantially limited, the timing of the usage of these Tax Benefits could be substantially delayed, and some Tax Benefits may expire unused, all of which could adversely affect the value of the Tax Benefits. Generally, an ownership change occurs if the percentage of CCUR’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period.

Based upon these considerations, and advice of external counsel and legal advisors, on March 1, 2016, CCUR entered into a Tax Asset Preservation Plan (the “NOL Plan”). The Board adopted the NOL Plan in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our Tax Benefits to reduce our potential future federal income tax obligations. The NOL Plan had a 4.9% “trigger” threshold intended to act as a deterrent to any person acquiring 4.9% or more of our outstanding common stock without the approval of the Board. This protected our Tax Benefits because changes in ownership by persons owning less than 4.9% of the outstanding common stock would not be included in the calculation of whether CCUR had experienced an “ownership change” under Section 382 of the Code.

At the same time the NOL Plan was adopted, we announced our intention to propose Article TWELFTH for approval by our stockholders at the 2016 Annual Meeting of Stockholders. Article TWELFTH established ownership limitations designed to preserve the value of CCUR’s deferred tax assets in a manner similar to the NOL Plan.

Article TWELFTH was approved by stockholders at the 2016 Annual Meeting of Stockholders and thereafter became effective upon the filing of the Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware. Article TWELFTH was extended at the 2017 Annual Meeting of Stockholders, and, at the 2018 Annual Meeting of Stockholders, CCUR’s stockholders approved an amendment to our Restated Certificate of Incorporation extending Article TWELFTH to the earliest of (i) the repeal of Section 382 of the Code or any successor statute, if the Board of determines that Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (ii) the close of business on the first day of a taxable year of CCUR as to which the Board determines that no Tax Benefits may be carried forward, (iii) such date as the Board shall fix in accordance with the provisions of the Charter Amendment Extension and (iv) the date of CCUR’s annual meeting of stockholders to be held during calendar year 2020.

The Annual Meeting is expected to be the earliest occurrence of the events that can trigger the revised Expiration Date. Article TWELFTH is thus expected to expire as of the Annual Meeting unless the Charter Amendment Extension is approved. The Charter Amendment Extension solely modifies the Expiration Date of Article TWELFTH. All other terms of Article TWELFTH shall remain the same if the Charter Amendment Extension is approved.

Pursuant to the Charter Amendment Extension, Article TWELFTH will extend through the 2022 Annual Meeting of Stockholders unless it expires earlier upon the occurrence of another event that triggers the Expiration Date. If the Charter Amendment Extension is approved, Article TWELFTH will be amended so that the Expiration Date means the earliest of (i) the repeal of Section 382 of the Code or any successor statute, if the Board determines that Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (ii) the close of business on the first day of a taxable year of CCUR as to which the Board determines that no Tax Benefits may be carried forward, (iii) such date as the Board shall fix in accordance with the provisions of the Charter Amendment Extension and (iv) the date of CCUR’s annual meeting of stockholders to be held during calendar year 2022.

Description of Article TWELFTH

Article TWELFTH contains restrictions on the ownership and transfer of our stock. The purpose of the transfer restrictions and ownership limit are to reduce the risk of an “ownership change” under Section 382 of the Code that may limit CCUR’s ability to utilize its Tax Benefits. In order to preserve our ability to use the Tax Benefits to offset income until the Expiration Date, no person other than CCUR shall, subject to the exceptions described below, transfer to any person any direct or indirect interest in our common stock or preferred stock to the extent that such transfer could cause the transferee or any other person to directly or indirectly own 4.9% or more of our stock (referred to as a “4.9% Stockholder”) or would cause the stock ownership of any 4.9% Stockholder to increase.

Any transfer of CCUR stock that would otherwise be prohibited shall be permitted if:

•      prior to the transfer (or in the case of an involuntary transfer, as soon as practicable after the consummation of the transfer), the Board approves the transfer; or

•      the transfer is pursuant to a transaction, including a merger, consolidation, share exchange or other business combination, in which all holders of our common stock receive, or are offered the opportunity to receive, cash or other consideration for all of our common stock and upon consummation of which the acquirer owns at least a majority of our outstanding common stock;

•      the transfer is a transfer to any CCUR employee stock ownership or other employee benefit plan.

The Board may determine that the transfer restrictions shall not apply to any particular transaction or transactions, whether or not a request has been made. The Board may also impose any conditions it deems reasonable and appropriate in connection with approval of any transfer.

No transfers in violation of the transfer restrictions, referred to as a “prohibited transfer,” will be recorded by CCUR or its agents, and the purported transferee of a prohibited transfer will not be recognized as a stockholder in respect of the CCUR stock which is the subject of the prohibited transfer. These securities are referred to as “excess securities.” Excess securities will not have any rights as stockholders, including the right to vote and the right to receive dividends unless and until the excess securities are transferred to CCUR’s agent (as described below) or the prohibited transfer is approved by the Board.

If the Board determines that a transfer constitutes a prohibited transfer, the excess securities will, upon written demand by CCUR, be transferred to CCUR’s agent for resale to one or more buyers in an arm’s-length transaction. The proceeds from the sale of excess securities by the agent, after payment of the agent’s costs, will be paid to the purported transferee up to the amount paid by the purported transferee for the excess securities as determined by the Board and the remaining proceeds shall be paid to one or more qualifying charities selected by the Board. If the purported transferee has resold the excess securities before CCUR demands the transfer to the agent, then the purported transferee shall be deemed to have sold the excess securities for the agent and shall be required to transfer to the agent any dividends paid to such purported transferee with respect to any excess securities as well as the proceeds of the sale of such excess securities.

If a purported transferee fails to surrender excess shares or the proceeds of a sale to the agent upon demand by CCUR, CCUR may take action, including legal proceedings, to compel the surrender. To the fullest extent permitted by law, any stockholder who knowingly violates the transfer prohibitions will be liable for any and all damages we suffer as a result of such violation, including damages resulting from a reduction in, or elimination of, our ability to use our Tax Benefits and any professional fees incurred in connection with addressing such violation.

Any certificates representing shares of our stock may bear a legend referring to the restrictions on transfer and ownership of our stock described above.

The restrictions on ownership and transfer of our stock described above could delay, defer or prevent a transaction or a change in control that might involve a premium price for our common stock or otherwise be in the best interests of our stockholders.

Although Article TWELFTH is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Charter Amendment Extension is adopted given that:

•      The Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our stockholders’ best interests.

•      A court could find that part or all of Article TWELFTH is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including attributes such as the Tax Benefits). Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted for this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Charter Amendment Extension to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and, therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to Article TWELFTH, we intend to take the position that all shares issued prior to the effectiveness of Article TWELFTH that are proposed to be transferred were voted in favor of the Charter Amendment Extension, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Charter Amendment Extension, unless a stockholder establishes that it did not vote in favor of the Charter Amendment Extension. Nonetheless, a court could find that the Charter Amendment Extension is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•      Despite the adoption of Article TWELFTH, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382 of the Code. Accordingly, we cannot assure you that an ownership change will not occur even if the Charter Amendment Extension is made effective.

As a result of these and other factors, the Charter Amendment Extension serves to reduce, but does not eliminate, the risk that we will undergo an ownership change.

Vote Recommendation

The Board has determined that it is in our best interests and the best interests of our stockholders to amend the Company’s Restated Certificate of Incorporation to adopt the Charter Amendment Extension to extend protection of the Tax Benefits.

The Board recommends that you vote “FOR” the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of the Tax Benefits. Unless otherwise specified, proxies will be voted “FOR” the approval of the amendment to CCUR’s Restated Certificate of Incorporation to extend protection of the Tax Benefits.

OTHER MATTERS

Expenses of Solicitation

All costs of solicitation of proxies will be borne by CCUR. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their related out-of-pocket expenses. In addition to soliciting the proxies by mail and the Internet, our directors, officers and employees, without additional remuneration, may solicit proxies personally or by telephone, facsimile and e-mail.

2020 Annual Report to Stockholders

This Proxy Statement is accompanied by the Annual Report on Form 10-K for Fiscal Year 2020, and these materials are also available at www.proxyvote.com and on the Investors page of CCUR’s corporate website, www.ccurholdings.com, under the ‘Company’ tab then ‘Investors’ then ‘Annual Reports.’ The Annual Report on Form 10-K for Fiscal Year 2020, which contains the audited consolidated financial statements and other information about the Company, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

Annual Report on Form 10-K

The Company will provide without charge to each person solicited pursuant to this Proxy Statement, upon the written request of any such person, a copy of the Company’s Annual Report on Form 10-K for Fiscal Year 2020, including the financial statements and the financial statement schedules, required to be filed with the SEC, except exhibits thereto. If requested by eligible stockholders, we will provide a copy of the exhibits for a reasonable fee. Requests should be in writing and addressed to the attention of the Company’s Corporate Secretary at CCUR Holdings, Inc., 6470 East Johns Crossing, Suite 490, Duluth, Georgia 30097.

Householding

The SEC rules and Delaware law permit the Company to mail one proxy statement and annual report, or notice of internet availability of proxy materials, as applicable, in one envelope to all stockholders residing at the same address if certain conditions are met. This is called “householding” and can result in significant savings of paper and mailing costs. Accordingly, only one copy of this Proxy Statement and the Annual Report on Form 10-K for Fiscal Year 2020, or Notice of Internet Availability, as applicable, is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of proxy statements, annual reports or notices of internet availability of proxy materials.

The Company will promptly deliver, upon written or oral request, a separate copy of this Proxy Statement and the Annual Report on Form 10-K for Fiscal Year 2020, or the Notice of Internet Availability, as applicable, to any stockholder residing at an address to which only a single copy was mailed. If you choose not to household or if you choose to continue householding but would like to receive an additional copy of this Proxy Statement, the Annual on Form 10-K for Fiscal Year 2020 or the Notice of Internet Availability for members of your household, you may contact the Company’s Corporate Secretary in writing at CCUR Holdings, Inc., 6470 East Johns Crossing, Suite 490, Duluth, Georgia 30097, or by calling (770) 305-6434.

If you would like to household in the future and are currently receiving multiple copies of the proxy statement, annual report or notice of internet availability of proxy materials, you may contact the Company’s Corporate Secretary at the address and phone number above to request that only a single copy of the proxy statement, annual report or notice of internet availability of proxy materials be mailed in the future.

Stockholder Proposals for the 2021 Annual Meeting of Stockholders

Any stockholder proposal intended to be included in CCUR’s proxy statement and form of proxy relating to the 2021 Annual Meeting of Stockholders must be in writing and received by the Company no later than August 14, 2021. Any such stockholder proposal must also comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to the attention of the Company’s Corporate Secretary at CCUR Holdings, Inc., 6470 East Johns Crossing, Suite 490, Duluth, Georgia 30097. Pursuant to the SEC rules, submitting a proposal will not guarantee that it will be included in the Company’s proxy materials.

In addition, any stockholder proposal intended to be presented at the 2021 Annual Meeting of Stockholders, but that will not be included in the Company’s proxy statement and form of proxy relating to the 2021 Annual Meeting of Stockholders (i.e., any proposal other than a proposal submitted pursuant to Rule 14a-8 of the Exchange Act), must be in writing and received by the Company’s Corporate Secretary at CCUR Holdings, Inc., 6470 East Johns Crossing, Suite 490, Duluth, Georgia 30097 no earlier than July 15, 2021 and no later than August 14, 2021. However, if the 2021 Annual Meeting of Stockholders is not scheduled to be held between October 13, 2021 and December 12, 2021, to be timely the stockholder’s notice must be so received not later than the close of business on the later of (i) the 10th day following the day of the public disclosure of the date of the 2021 Annual Meeting of Stockholders or (ii) 90 days prior to the date of the 2021 Annual Meeting of Stockholders. Stockholder proposals must include the specified information concerning the proposal and the stockholder submitting the proposal as set forth in the Company’s Amended and Restated By-laws. A copy of the Company’s Amended and Restated By-laws may be obtained by writing to the Company’s Corporate Secretary at CCUR Holdings, Inc., 6470 East Johns Crossing, Suite 490, Duluth, Georgia 30097.

By Order of the Board,

Igor Volshteyn
President and COO

Duluth, Georgia

October 9, 2020

APPENDIX A

AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
CCUR HOLDINGS, INC.

TWELFTH:        Restrictions on the transfer of shares of the Corporation’s capital stock are as follows:

A.	Definitions and Interpretation.

The following capitalized terms have the meanings ascribed below when used in this Article TWELFTH with initial capital letters (and any references in this Article TWELFTH to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(i)             “4.9% Transaction” has the meaning set forth in Article TWELFTH, Section B.

(ii)            “4.9% Stockholder” means a Person whose Percentage Stock Ownership equals or exceeds 4.9% of the Corporation’s then-outstanding Capital Stock, whether directly or indirectly, and including Capital Stock such Person would be deemed to constructively own or which otherwise would be aggregated with Capital Stock owned by such Person pursuant to Section 382 of the Internal Revenue Code, or any successor provision or replacement provision and the applicable Treasury Regulations thereunder.

(iii)           “Agent” has the meaning set forth in Article TWELFTH, Section E.

(iv)          “Board of Directors” means the board of directors of the Corporation (or a duly authorized committee thereof).

(v)           “Capital Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2(a)(3) or § 1.382-2T(f)(18).

(vi)          “CDS” has the meaning set forth in Article TWELFTH, Section B.

(vii)         “Common Stock” means the Common Stock, par value $0.01 per share, of the Corporation.

(viii)        “Corporation Securities” means (1) Capital Stock, including Common Stock and Preferred Stock (other than Preferred Stock described in Section 1504(a)(4) of the Internal Revenue Code), and (2) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities.

(ix)           “DTC” has the meaning set forth in Article TWELFTH, Section B.

(x)            “Effective Date” means the date of filing of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

(xi)           “Excess Securities” has the meaning given such term in Article TWELFTH, Section D.

(xii)          “Expiration Date” means the earliest of (1) the repeal of Section 382 of the Internal Revenue Code or any successor statute, if the Board of Directors determines that this Article TWELFTH is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with Article TWELFTH, Section L and (4) the date of the Corporation’s annual meeting of stockholders to be held during calendar year 2022.

(xiii)         “Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(xiv)        Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Internal Revenue Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

(xv)         “Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(xvi)        “Preferred Stock” means the Class A Preferred Stock, par value $100 per share, of the Corporation and the Series Preferred Stock, par value $0.01 per share, of the Corporation.

(xvii)       “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(xviii)      “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited or void under this Article TWELFTH.

(xix)         “Proposed Transaction” has the meaning set forth in Article TWELFTH, Section C.

(xx)          “Purported Transferee” has the meaning set forth in Article TWELFTH, Section D.

(xxi)         “Request” has the meaning set forth in Article TWELFTH, Section C.

(xxii)        “Requesting Person” has the meaning set forth in Article TWELFTH, Section C.

(xxiii)       “Securities” and “Security” each has the meaning set forth in Article TWELFTH, Section G.

(xxiv)       “Stock Ownership” means any direct or indirect ownership of Capital Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Internal Revenue Code and the regulations thereunder.

(xxv)        “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Internal Revenue Code.

(xxvi)       “Transfer” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person (other than the Corporation) that alters the Percentage Stock Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)). To avoid doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Capital Stock by the Corporation.

(xxvii)      “Transferee” means any Person to whom Corporation Securities are Transferred.

(xxviii)     “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Internal Revenue Code, as amended from time to time.

B.	Transfer and Ownership Restrictions.

In order to preserve the Corporation’s ability to use the Tax Benefits to offset income until the Expiration Date, no Person (including, without limitation, the U.S. Government or any agency or instrumentality thereof) other than the Corporation shall, except as provided in Article TWELFTH, Section C, Transfer to any Person (and any such attempted Transfer shall be void ab initio) any direct or indirect interest in any Corporation Securities to the extent that such Transfer, if effective, would cause the transferee or any other Person to become a 4.9% Stockholder, or would cause the Percentage Stock Ownership of any 4.9% Stockholder to increase (any such Transfer, a “4.9% Transaction”). This Article TWELFTH, Section B shall not preclude either the Transfer to the Depository Trust Company (“DTC”), Clearing and Depository Services (“CDS”) or to any other securities intermediary, as such term is defined in § 8102(14) of the Uniform Commercial Code, of Corporation Securities not previously held through DTC, CDS or such intermediary or the settlement of any transactions in the Corporation Securities entered into through the facilities of a national securities exchange, any national securities quotation system or any electronic or other alternative trading system; provided that, if such Transfer or the settlement of the transaction would result in a Prohibited Transfer, such Transfer shall nonetheless be a Prohibited Transfer subject to all of the provisions and limitations set forth in the remainder of this Article TWELFTH.

C.	Exceptions to Transfer and Ownership Restrictions.

(i)            Any Transfer of Corporation Securities that would otherwise be prohibited pursuant to Article TWELFTH, Section B shall nonetheless be permitted if:

(1)             prior to such Transfer being consummated (or, in the case of an involuntary Transfer, as soon as practicable after such Transfer is consummated), the Board of Directors approves the Transfer in accordance with Article TWELFTH, Section C(ii) (such approval may relate to a Transfer or series of identified Transfers and may provide the effective time of such Transfer which could be retroactive);

(2)             such Transfer is pursuant to any transaction, including, without limitation, a merger, consolidation, mandatory share exchange or other business combination in which all holders of Common Stock receive, or are offered the same opportunity to receive, cash or other consideration for all such Corporation Securities, and upon the consummation of which the acquirer owns at least a majority of the outstanding shares of Common Stock; or

(3)             such Transfer is a Transfer to any employee stock ownership or other employee benefit plan of the Corporation or a subsidiary of the Corporation (or any entity or trustee holding shares of Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Corporation or of any subsidiary of the Corporation).

(ii)           The restrictions contained in this Article TWELFTH are for the purposes of reducing the risk that any “ownership change” (as defined in the Internal Revenue Code) with respect to the Corporation may limit the Corporation’s ability to utilize its Tax Benefits. The restrictions set forth in Article TWELFTH, Section B shall not apply to a proposed Transfer that is a 4.9% Transaction if the transferor or the transferee obtains the authorization of the Board of Directors in the manner described below.

(1)             In connection therewith, and to provide for effective policing of these provisions, any Person who desires to effect a transaction that may be a 4.9% Transaction (a “Requesting Person”) shall, prior to the date of such transaction for which the Requesting Person seeks authorization (the “Proposed Transaction”), request in writing (a “Request”) that the Board of Directors review the Proposed Transaction and authorize or not object to the Proposed Transaction in accordance with this Article TWELFTH, Section C(ii). A Request shall be delivered by registered mail, return receipt requested, to the Secretary of the Corporation at the Corporation’s principal executive office. Such Request shall be deemed to have been made when actually received by the Corporation. A Request shall include: (a) the name and address and telephone number of the Requesting Person; (b) the number of Corporation Securities beneficially owned by, and Percentage Stock Ownership of, the Requesting Person; and (c) a reasonably detailed description of the Proposed Transaction or Proposed Transactions by which the Requesting Person would propose to effect a 4.9% Transaction and the proposed tax treatment thereof.

(2)             The Board of Directors shall, in good faith, endeavor to respond to a Request within sixty (60) days of receiving such Request; provided that the failure of the Board of Directors to make a determination within such period shall be deemed to constitute the denial by the Board of Directors of the Request.

(3)             The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Corporation or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only authorize a Proposed Transaction if (a) it receives, at its request, a report from the Corporation’s advisors to the effect that the Proposed Transaction does not create a significant risk of material adverse tax consequences to the Corporation or (b) it otherwise determines in its sole discretion that granting the Request is in the best interests of the Corporation. Any Request may be submitted on a confidential basis and, except to the extent (x) required by applicable law or regulation, (y) required pursuant to a valid and effective subpoena, order, or request issued by a court of competent jurisdiction or by a governmental or regulatory body or authority or (z) provided to any regulatory or governmental authorities with jurisdiction over the Corporation and its affiliates, the Corporation shall maintain the confidentiality of such Request and the determination of the Board of Directors with respect thereto for a period of three years from the date of the Request, unless the information contained in the Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available.

(4)             The Request shall be considered and evaluated by directors serving on the Board of Directors who are independent of the Corporation and the Requesting Person and disinterested with respect to the Request, who shall constitute a committee of the Board for this purpose, and the action of a majority of such independent and disinterested directors, or any committee of the Board consisting solely of these directors, shall be deemed to be the determination of the Board of Directors for purposes of such Request. Furthermore, the Board of Directors shall approve within thirty (30) days of receiving a Request as provided in this Article TWELFTH, Section C(ii) of any proposed Transfer that does not cause any aggregate increase in the Percentage Stock Ownership by 4.9% Stockholders (as determined after giving effect to the proposed Transfer) over the lowest Percentage Stock Ownership of such 4.9% Stockholders (as determined immediately before the proposed Transfer) at any time during the relevant testing period, in all cases for purposes of Section 382 of the Internal Revenue Code.

(iii)          In addition to Article TWELFTH, Section C(ii), the Board of Directors may determine that the restrictions set forth in Article TWELFTH, Section B shall not apply to any particular transaction or transactions, whether or not a request has been made to the Board of Directors, including, without limitation, a Request pursuant to Article TWELFTH, Section C(ii). Any determination of the Board of Directors hereunder may be made prospectively or retroactively.

(iv)          The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with any approval pursuant to this Article TWELFTH, Section C, including, without limitation, restrictions on the ability of any Transferee to Transfer Capital Stock acquired through a Transfer.

D.	Excess Securities.

(i)            Neither the Corporation or any of its employees or agents shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Article TWELFTH, Section E or until an approval is obtained under Article TWELFTH, Section C. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Article TWELFTH, Section D or Section E shall also be a Prohibited Transfer.

(ii)           The Corporation may require, as a condition to the registration of any Transfer of Corporation Securities or the payment of any distribution on any Corporation Securities, that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to such proposed Transferee’s or payee’s direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article TWELFTH, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Capital Stock and other evidence that a Transfer will not be prohibited by this Article TWELFTH as a condition to registering any transfer.

E.	Transfer to Agent.

If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty (30) days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities, would otherwise adversely affect the value of the Corporation Securities or would be in violation of applicable securities laws. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Article TWELFTH, Section F if the Agent rather than the Purported Transferee had resold the Excess Securities (taking into account the actual costs incurred by the Agent).

F.	Application of Proceeds and Prohibited Distributions.

The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows:

(i)            first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder;

(ii)           second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and

(iii)          third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Internal Revenue Code (or any comparable successor provision) selected by the Board of Directors.

The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Article TWELFTH, Section F. In no event shall the proceeds of any sale of Excess Securities pursuant to this Article TWELFTH, Section F inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

G.	Modification of Remedies for Certain Indirect Transfers.

In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause the transferee or any other Person to become a 4.9% Stockholder, or would increase the Percentage Stock Ownership of a 4.9% Stockholder, the application of Article TWELFTH, Sections E and F shall be modified as described in this Article TWELFTH, Section G. In such case, no such 4.9% Stockholder shall be required to dispose of any interest that is not a Security, but such 4.9% Stockholder or any Person whose ownership of Securities is attributed to such 4.9% Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9% Stockholder, following such disposition, not to be in violation of this Article TWELFTH. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Article TWELFTH, Sections E and F, except that the maximum aggregate amount payable either to such 4.9% Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.9% Stockholder or such other Person. The purpose of this Article TWELFTH, Section G is to extend the restrictions in Article TWELFTH, Sections B and F to situations in which there is a 4.9% Transaction without a direct Transfer of Corporation Securities, and this Article TWELFTH, Section G, along with the other provisions of this Article TWELFTH, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

H.	Legal Proceedings and Prompt Enforcement.

If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Article TWELFTH, Section E (whether or not made within the time specified in Article TWELFTH, Section E), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Article TWELFTH, Section H shall (i) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article TWELFTH being void ab initio, (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (iii) cause any failure of the Corporation to act within the time periods set forth in Article TWELFTH, Section E to constitute a waiver or loss of any right of the Corporation under this Article TWELFTH. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article TWELFTH.

I.	Liability.

To the fullest extent permitted by law, any stockholder subject to the provisions of this Article TWELFTH who knowingly violates the provisions of this Article TWELFTH and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

J.	Obligation to Provide Information.

As a condition to the registration of the Transfer of any Capital Stock, any Person who is a beneficial, legal or record holder of Capital Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article TWELFTH or the status of the Tax Benefits of the Corporation.

K.	Legends.

The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Capital Stock, or any other evidence issued by the Corporation of uncertificated shares of Capital Stock, that are subject to the restrictions on transfer and ownership contained in this Article TWELFTH bear the following legend:

THE RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF CCUR HOLDINGS, INC. (THE “CORPORATION”) CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A 4.9% STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE 4.9% STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Capital Stock, or any other evidence issued by the Corporation of uncertificated shares of Capital Stock, that are subject to conditions imposed by the Board of Directors under Article TWELFTH, Section C also bear a conspicuous legend referencing the applicable restrictions.

The Corporation may make appropriate notations upon its stock transfer records or other evidence of ownership and to instruct any transfer agent, registrar, securities intermediary or depository with respect to the requirements of this Article TWELFTH for any uncertificated Corporation Securities or Corporation Securities held in an indirect holding system.

L.	Authority of Board of Directors.

(i)            All determinations and interpretations of the Board of Directors shall be interpreted or determined, as the case may be, by the Board of Directors, in its sole discretion and shall be conclusive and binding for all purposes of this Article TWELFTH.

(ii)           The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article TWELFTH, including, without limitation, (1) the identification of 4.9% Stockholders, (2) whether a Transfer is a 4.9% Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.9% Stockholder, (4) whether any instrument constitutes Corporation Securities, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Article TWELFTH, Section F, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article TWELFTH. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article TWELFTH for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article TWELFTH.

(iii)          Nothing contained in this Article TWELFTH shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article TWELFTH, (3) modify the definitions of any terms set forth in this Article TWELFTH or (4) modify the terms of this Article TWELFTH as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Internal Revenue Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(iv)          In the case of an ambiguity in the application of any of the provisions of this Article TWELFTH, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article TWELFTH requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article TWELFTH. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article TWELFTH. The Board of Directors may delegate all or any portion of its duties and powers under this Article TWELFTH to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article TWELFTH through duly authorized officers or agents of the Corporation.

(v)           Nothing contained in this Article TWELFTH shall limit the authority of the Board of Directors to determine, in its sole discretion, to waive the application of the provisions of this Article TWELFTH for all stockholders.

(vi)          Nothing in this Article TWELFTH shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

M.	Reliance.

To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article TWELFTH. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

N.	Benefits of this Article TWELFTH.

Nothing in this Article TWELFTH shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article TWELFTH. This Article TWELFTH shall be for the sole and exclusive benefit of the Corporation and the Agent.

O.	Severability.

The purpose of this Article TWELFTH is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article TWELFTH or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article TWELFTH.

P.	Waiver.

With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article TWELFTH, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on November 30, 2020Meeting InformationCCUR HOLDINGS, INC.Meeting Type: Annual Meeting For holders as of: October 9, 2020 Date: November 30, 2020 Time: 9:00 AM ET Location:Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CCUR2020.The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CCUR2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX(located on the following page).CCUR HOLDINGS, INC. ATTN: VIRGINIA MOYER 6470 EAST JOHNS CROSSING, SUITE 490 DULUTH, GA 30097You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.D24464-P44671See the reverse side of this notice to obtain proxy materials and voting instructions.

 Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:NOTICE AND PROXY STATEMENT FORM 10-KHow to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow XXXX XXXX XXXX XXXX(located on the following page) in the subject line.Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 9, 2020 to facilitate timely delivery.How To VoteD24465-P44671Please Choose One of the Following Voting MethodsVote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX(located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/CCUR2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

 Voting Items The Board of Directors recommends you vote FOR the following:1. Election of DirectorsNominees:01) David Nicol 02) Robert Pons 03) Steven G. SingerThe Board of Directors recommends you vote FOR proposals 2, 3 and 4.2. Ratification of the appointment of Marcum LLP as CCUR's independent registered public accounting firm for fiscal year 2021.3. Advisory vote to approve CCUR's named executive officer compensation in fiscal year 2020.4. Approval of the amendment to CCUR's Restated Certificate of Incorporation to extend protection of CCUR's tax benefits.NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSALS 1, 2, 3 AND 4 HAS BEEN PROPOSED BY CCUR HOLDINGS, INC.D24466-P44671

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